Exhibit 10.16
EXECUTION COPY

IMPERIAL SETTLEMENTS FINANCING 2010, LLC
as the Issuer,
PORTFOLIO FINANCIAL SERVICING COMPANY,
as the Master Servicer,
and
WILMINGTON TRUST COMPANY,
as the Trustee and Collateral Trustee

SERIES 2010-1 SUPPLEMENT
Dated as of September 24, 2010
to
MASTER TRUST INDENTURE
Dated as of September 24, 2010

$50,000,000 8.39% Fixed Rate Asset Backed Variable Funding Notes, Series 2010-1

i

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SCHEDULES

Schedule I	-	List of Receivables

Schedule II	-	List of Closing Documents

Schedule III	-	Commitments
EXHIBITS

Exhibit A-1	-	Form of Series 2010-1 U.S. Global Note

Exhibit A-2	-	Form of Series 2010-1 Temporary Regulation S Global Note

Exhibit A-3		Form of Series 2010-1 Permanent Regulation S Global Note

Exhibit A-4	-	Form of Series 2010-1 Certificated U.S. Note

Exhibit B	-	Form of Series 2010-1 Definitive Note

Exhibit C	-	Form of Eligibility and Substitution/Repurchase Certificate

Exhibit D	-	Form of Advance Request

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     SERIES 2010-1 SUPPLEMENT, dated as of September 24, 2010, among Imperial Settlements Financing 2010, LLC, a Georgia limited liability company (the “Issuer”), Portfolio Financial Servicing Company, a Delaware corporation (the “Master Servicer”), and Wilmington Trust Company, a Delaware banking corporation, as trustee (in such capacity, the “Trustee”), and as collateral trustee (in such capacity, the “Collateral Trustee”).
RECITALS
     Section 6.09 of the Agreement provides, among other things, that the Issuer and the Trustee may enter into a Supplement to the Agreement for the purpose of authorizing the issuance by the Issuer of a Series of Notes. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern with respect to Series 2010-1 Notes.
ARTICLE I
DEFINITIONS
          SECTION 1.01 Definitions.
          (a) Whenever used in this Supplement and when used in the Agreement to the extent relating to this Supplement, the Series Receivables (as herein defined) or the Series 2010-1 Notes, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Unless otherwise defined in this Supplement, terms defined in the Agreement are used herein as therein defined.
          “Acceleration Date” shall mean the date occurring on or after the occurrence of (x) any Event of Default described under Section 9.01(a) of the Agreement or (y) any Series Event of Default in response to which the principal and interest of the Series 2010-1 Notes shall have automatically become or shall have been declared to be immediately due and payable in accordance with Section 9.02(b) of the Agreement.
          “Adjusted Holdback Amount” shall mean, as of any date of determination with respect to any Series Holdback Receivable, an amount equal to (a) the Closing Date Holdback Amount in respect of such Series Holdback Receivable minus (b) the aggregate Holdback Release Payments made in respect of such Series Holdback Receivable prior to such date of determination minus (c) the aggregate Holdback Replacement Payments made in respect of such Series Holdback Receivable prior to such date of determination.
          “Advance” shall mean each advance made by the Series 2010-1 Noteholder to the Issuer under the Series 2010-1 Note.
          “Advance Date” shall mean, with respect to any Advance, the date on which such Advance is made; provided, that subject to the satisfaction of the terms and conditions of this Supplement, each “Advance Date” shall occur on any Business Day stated in the Advance

Request but shall occur no more frequently than once per calendar week during the Series 2010-1 Revolving Period.
          “Advance Rate” shall mean, with respect to each Advance, 96%.
          “Advance Request” has the meaning set forth in Section 2.04.
          “Agreement” shall mean, for purposes of this Supplement, the Master Trust Indenture dated as of September 24, 2010, by and among the Issuer, the Initial Master Servicer, the Collateral Trustee and the Trustee (without regard to this Supplement), as the same may be amended, supplemented or otherwise modified from time to time.
          “Annuity Provider Concentration Limit” shall mean, with respect to any Business Day in which the Aggregate Principal Balance of the Series 2010-1 Notes equals the Series 2010-1 Maximum Amount, the Series 2010-1 Annuity Provider Ratio, shall be less than or equal to 15%.
          “Annuity Receivables Limit Amount” shall mean, with respect to any Advance Date, the Series 2010-1 Annuity Receivables/Settlement Receivables Ratio shall be less than or equal to 8%.
          “Closing Date Holdback Amount” means, with respect to any Series Holdback Receivable, (i) the initial Holdback Funds in respect of such Series Holdback Receivable minus (ii) any portion of such Holdback Funds released to the related Claimant prior to the Closing Date or Advance Date on which such Series Holdback Receivable was pledged by the Issuer to the Trustee under this Supplement, as applicable, minus (iii) any portion of such Holdback Funds in respect of which, prior to the Closing Date or such Advance Date, as applicable, the Seller’s obligation to hold back and remit such portion to the related Claimant has been extinguished pursuant to the terms of the applicable Settlement Purchase Agreement or Annuity Purchase Agreement because one or more Initial Scheduled Payments has not been sent to the Seller or its assigns.
          “Collateral Trustee” shall mean Wilmington Trust Company, in its capacity as collateral trustee under the Indenture and this Supplement, and not in its individual capacity.
          “Commitment” shall mean, with respect to any Series 2010-1 Noteholder, the obligation of such Series 2010-1 Noteholder to fund Advances pursuant to this Supplement in the amount stated to be such Series 2010-1 Noteholder’s “Commitment” on Schedule III attached hereto, as such Schedule may be amended, restated or otherwise revised from time to time.
          “Commitment Percentage” shall mean, with respect to any Series 2010-1 Noteholder, a percentage equal to (i) the amount of such Series 2010-1 Noteholder’s Commitment divided by (ii) the sum of the Commitments of all Series 2010-1 Noteholders.
          “Control Party” shall mean the Holders of more than fifty percent (50%) of the Aggregate Principal Balance of the Series 2010-1 Notes (calculated without giving effect to any

Series 2010-1 Notes held by an Affiliated Entity); provided, that if there are no outstanding Advances, then “Control Party” shall mean at such time the Holders then holding more than fifty percent (50%) of the aggregate Commitments.
          “Cut-Off Date” shall mean the Initial Cut-Off Date or any Subsequent Cut-Off Date.
          “Daily Interest Expense” shall mean, with respect to any day, the product of (i) 1/360, (ii) the Fixed Note Rate and (iii) the Aggregate Principal Balance of the Series 2010-1 Note on such day, after giving effect to (x) any distributions made on such day to the Series 2010-1 Noteholder to reduce the Aggregate Principal Balance of the Series 2010-1 Note and (y) any increase to the Aggregate Principal Balance on such day as a result of a new Advance.
          “Daily Issuer Return Amount” shall mean, with respect to any day, the product of (i) 1/360, (ii) 8.39% per annum and (iii) the Issuer Invested Amount on such day.
          “Discount Rate” shall mean a per annum rate equal to 8.66%.
          “Excess Master Servicing Fee” shall mean, with respect to any Payment Date in respect of Series 2010-1, the sum of (i) (a) if any portion of the Master Servicing Fee due and payable on such Payment Date has been calculated based on clause (ii) of the definition thereof, that portion, if any, of such Master Servicing Fee that exceeds the Master Servicing Fee that would have been owing on such Payment Date if the Master Servicing Fee had been calculated solely based on clause (i) of the definition thereof (using sub-clause (1) of clause (i)(a)(z)), or (b) at all other times, zero, plus (ii) any unpaid Excess Master Servicing Fees in respect of Series 2010-1 for any preceding Payment Date.
          “Fixed Note Rate” shall mean, with respect to the Series 2010-1 Notes, on any date of determination, a per annum rate equal to 8.39% (as may be adjusted by any applicable Interest Rate Adjustment).
          “Funding Measuring Period” shall mean, (i) with respect to the first Advance Date occurring on or after the Closing Date, the period commencing with the Closing Date and ending with the Subsequent Cut-off Date applicable to the then-current Advance Date and (ii) with respect to any other Advance Date occurring on or after the Closing Date, the period commencing with the Subsequent Cut-Off Date related to the immediately preceding Advance Date and ending with the Subsequent Cut-Off Date applicable to the then current Advance Date.
          “Genworth Concentration Limit” shall mean, with respect to any Business Day in which the Aggregate Principal Balance of the Series 2010-1 Notes equals the Series 2010-1 Maximum Amount, the Series 2010-1 Annuity Provider Ratio with respect to Series Receivables in which Genworth Financial is the Annuity Provider is less than or equal to 10%.
          “Holdback Cut-off Date” has the meaning set forth in Section 6.05(a).

          “Holdback Funds” shall mean, as of any date of determination and with respect to any Series Receivable and any purchase price required to be paid by the Seller to a Claimant under the applicable Settlement Purchase Agreement or an Individual Annuity Seller under the applicable Annuity Purchase Agreement for the purchase thereof, the portion thereof held back by the Seller pursuant to the terms of such Settlement Purchase Agreement or Annuity Purchase Agreement solely to address any possible administrative delays in the change of ownership of such Receivable and in an amount not to exceed the sum of the first three Scheduled Payments sold by such Claimant or Individual Annuity Seller to the Seller and that remains unsatisfied as of such date.
          “Holdback Release Payment” has the meaning set forth in Section 6.05(a).
          “Holdback Replacement Payment” has the meaning set forth in Section 6.05(b).
          “Initial Advance Date” shall mean the first Advance Date to occur after the Closing Date.
          “Initial Cut-Off Date” shall mean September 1, 2010.
          “Initial Scheduled Payment” means, for each Series Holdback Receivable, each Scheduled Payment in respect of which Holdback Funds were held back by the Seller pursuant to the Settlement Purchase Agreement or Annuity Purchase Agreement.
          “Initial Series Payment Date” shall mean the fifteenth (15th) day of the calendar monthly following the month in which the Initial Advance Date occurs, provided, however, that if the Initial Series Payment Date does not occur on Business Day, the Initial Series Payment Date shall be the Business Day immediately following.
          “Insolvency Law” shall mean, collectively, with respect to any person, Title 11 of the United States Code or any other liquidation, insolvency, bankruptcy, moratorium, reorganization or similar law applicable to such person, now or hereafter in effect.
          “Interest Distribution Amount” shall mean with respect to any Payment Date for the Series 2010-1 Notes, an amount equal to the result of (a) the sum of the Daily Interest Expense accrued on the Series 2010-1 Note on each day during the period commencing on and including the immediately preceding Payment Date (or, in the case of the Initial Series Payment Date, the Closing Date) to but excluding the then current Payment Date, plus (b) any unpaid amounts in respect of the Interest Distribution Amount with respect to any Payment Date preceding the Payment Date for which such determination is being made, together (unless prohibited by applicable law) with interest thereon at the Fixed Note Rate.
          “Issuer Interest” shall mean the residual interest in the remainder, if any, of the Series Trust Assets not required to be allocated toward payment of the Series 2010-1 Notes or to pay fees, indemnities or other amounts, in any case pursuant to the Agreement and this Supplement.

          “Issuer Interest Holders” means each holder of an interest in the Issuer Interest, which shall initially be the Issuer, and any of the Issuer’s assigns identified to the Trustee in accordance with Section 6.03(b) of the Agreement.
          “Issuer Interest Overcollateralization Shortfall” shall mean, with respect to any Payment Date, the Series 2010-1 Collateral/Principal Ratio shall be less than or equal to 104%.
          “Issuer Invested Amount” shall mean, on any date of determination, (i) the Original Issuer Investment Amount minus (ii) all returns or distributions of capital made to the Issuer Interest Holders in reduction of the Issuer Interest pursuant to Section 6.03 minus (iii) the aggregate of the Discounted Receivables Balances of each Series 2010-1 Receivable which has become a Defaulted Receivable (determined in each case as of the date when such Receivable became a Defaulted Receivable) plus (iv) any Collections subsequently received on any such Defaulted Receivables plus (v) without duplication, the aggregate of the Discounted Receivables Balances of each Series Receivable which was previously a Defaulted Receivable but has become a Rehabilitated Receivable (determined in each case as of the date when such Receivable became a Rehabilitated Receivable) plus (vi) the Subsequent Issuer Investment Amounts related to all Receivables that become Series Trust Assets on Advance Dates.
          “Issuer Return Amount” shall mean, with respect to any Payment Date for the Issuer Interest, an amount equal to the sum of the Daily Issuer Return Amount that has accrued on each day during the period commencing on and including the immediately preceding Payment Date (or, in the case of the Initial Series Payment Date, the Closing Date) and ending on but excluding the then current Payment Date.
          “Legal Maturity Date” shall mean January 1, 2057.
          “Majority Noteholders” shall mean the Holders of 66 2/3% or more of the Aggregate Principal Balance of the Series 2010-1 Notes (exclusive of any Series 2010-1 Notes held by an Affiliated Entity); provided, that if there are no outstanding Advances, then “Majority Noteholders” shall mean at such time the Holders then holding 66 2/3% or more of the aggregate Commitments.
          “Maximum Advance Amount” shall mean, with respect to any Advance Date, an amount equal to the lesser of (i) the result of (x) the Series 2010-1 Maximum Amount minus (y) the Aggregate Principal Balance of the Series 2010-1 Notes immediately prior to the Advance requested to be made on such Advance Date and (ii) the product of (x) the Aggregate Discounted Receivables Balance of Receivables being acquired by the Issuer from the Seller under the Issuer Purchase Agreement with the proceeds of the Advance requested to be made on such Advance Date (calculated as of such Advance Date) and (y) the Advance Rate.
          “Minimum Advance Amount” shall mean, (i) with respect to the Initial Advance Date, an amount equal to the Aggregate Discounted Receivables Balance (calculated as of such Initial Advance Date) of substantially all of the Receivables originated or purchased by the Seller and any of its Affiliates, and not previously sold by the Seller and any of its Affiliates, prior to the Initial Cut-Off Date times the Advance Rate and (ii) with respect to any Advance Date occurring on or after the Closing Date, an amount equal to the product of (x) the Aggregate Discounted Receivables Balance (calculated as of such Advance Date) of the Receivables originated or purchased by the Seller and any of its Affiliates during the Funding Measuring Period related to such Advance Date (whether or not subject to the Agreement or this Supplement and rounded down to the nearest whole number of such Receivables) times (y) the Advance Rate.
          “Note Account” shall have the meaning specified in Section 2.06.
          “OC Shortfall” shall mean the Issuer Interest Overcollateralization Shortfall.
          “OC Shortfall Default” shall mean, with respect to any Payment Date, the Series 2010-1 Collateral/Principal Ratio shall be less than or equal to one hundred two and one-half percent (102.5%).
          “Operative Documents” shall mean the Agreement, this Supplement and those other agreements, documents and instruments identified in the defined term “Operative Documents” set forth in the Agreement.
          “Original Aggregate Discounted Receivables Balance of the Series Receivables” shall mean the Aggregate Discounted Receivables Balance of the Series Receivables calculated as of the Initial Advance Date discounted at the Discount Rate.
          “Original Issuer Investment Amount” shall mean (i) the Original Aggregate Discounted Balance of the Series Receivables minus (ii) the Original Series Note Principal Balance.
          “Original Series Note Principal Balance” shall mean $0.00.
          “Record Date” has the meaning set forth in Section 6.03(c).
          “Regulation S Note” shall mean any temporary or permanent Series 2010-1 Note sold in an offshore transaction to a non-U.S. person in accordance with Rule 903 or Rule 904 of Regulation S of the Securities Act.
          “Regulation S Global Note” shall mean any Regulation S Note delivered in book-entry form through the facilities of Clearstream and/or Euroclear.
          “Requested Advance Amount” shall mean, with respect to any Advance Date, the amount of the Advance that is requested by the Issuer to be made on such Advance Date.
          “Secured Parties” shall mean each of the Series 2010-1 Noteholders, the Trustee, the Collateral Trustee, the Master Servicer and the Back-up Servicer.
          “Series 2010-1” shall mean the Series of Notes, the terms of which are specified in this Supplement.

          “Series 2010-1 Annuity Provider Ratio” shall mean, with respect to any Advance Date, a fraction expressed as a percentage, the numerator of which is the Aggregate Discounted Receivables Balance of all Series Receivables from a specific, individual Annuity Provider and the denominator of which is the Aggregate Discounted Receivables Balance of all Series Receivables from all Annuity Providers.
          “Series 2010-1 Annuity Receivables/Settlement Receivables Ratio” shall mean, for any Advance Date, a fraction expressed as a percentage, the numerator of which is the Aggregate Discounted Receivables Balance of all Annuity Receivables (other than any Annuity Receivables that became Defaulted Receivables and have not been Rehabilitated or have been replaced by new Series Receivables in accordance with Section 2.04(s) of the Agreement) and the denominator of which is the Aggregate Discounted Receivables Balance of all Series Receivables (other than any Series Receivables that became Defaulted Receivables and have not been Rehabilitated or have been replaced by new Series Receivables in accordance with Section 2.04(s) of the Agreement).
          “Series 2010-1 Collateral/Principal Ratio” shall mean, for any Payment Date, a fraction expressed as a percentage, the numerator of which is (i) the Aggregate Discounted Receivables Balance of all Series Receivables (other than any Series Receivables that became Defaulted Receivables and have not been Rehabilitated or been replaced by new Series Receivables in accordance with Section 2.04(s) of the Agreement) and the denominator of which is (ii)(x) the Aggregate Principal Balance of the Series 2010-1 Notes (calculated after giving effect to the reduction of such balance that is to be made on such Payment Date in accordance with the Monthly Report produced on the related Series Determination Date and any increase of such balance following an Advance to be made on such Payment Date) minus (y) the balance of funds on deposit in the Series Reserve Account at such time (calculated after giving effect to any reduction of such balance that is to be made on such Payment Date in accordance with the Monthly Report produced on the related Series Determination Date and any increase of such balance following an Advance to be made on such Payment Date).
          “Series 2010-1 Decrease” shall mean any reduction of the Aggregate Principal Balance of the Series 2010-1 Note in accordance with Section 2.05.
          “Series 2010-1 Increase” has the meaning set forth in Section 2.04.
          “Series 2010-1 Maximum Amount” shall mean $50,000,000.
          “Series 2010-1 Note” shall mean the 8.39% Fixed Rate Asset Backed Variable Funding Note, Series 2010-1, whether in the form of a U.S. Global Note, a Regulation S Global Note, a Certificated Note or a Definitive Note, and “Series 2010-1 Notes” shall mean all such Series 2010-1 Notes, each of which shall be in substantially the form of one of those Notes attached hereto as Exhibits A-1, A-2, A-3, A-4 or B, respectively.
          “Series 2010-1 Noteholder” shall mean the Person in whose name a Series 2010-1 Note is registered in the Note Register and/or the Person in whose name a beneficial interest in a

U.S. Global Note or a Regulation S Global Note issued in connection with Series 2010-1 is registered in the Note Register.
          “Series 2010-1 Revolving Period” shall mean the period commencing on the Closing Date and terminating on the earliest to occur of (i) December 31, 2018, (ii) any Business Day specified by the Issuer in an irrevocable written termination notice delivered to the Series 2010-1 Noteholder (with a copy to the Trustee) following the pledge by the Issuer to the Trustee of sufficient Eligible Receivables under this Supplement so that the product of (x) the Aggregate Discounted Receivables Balance (calculated in each case as of the Initial Advance Date or other Advance Date, as applicable, on which such Receivable was pledged to the Trustee) of such Eligible Receivables and (y) the Advance Rate is at least equal to $50,000,000 and (iii) the Acceleration Date following the occurrence of a Series Event of Default.
          “Series Annuity Receivable” shall mean any Series Receivable which is an Annuity Receivable.
          “Series Collection Account” shall mean account number 098074-000 established and maintained with Wilmington Trust Company or such other account established and designated as the “Series Collection Account” with respect to Series 2010-1 pursuant to Section 4.04 of the Agreement.
          “Series Determination Date” shall mean, with reference to any Payment Date, the second Business Day prior to such Payment Date.
          “Series Event of Default” shall have the meaning specified in Section 7.01.
          “Series Holdback Account” shall mean account number 098074-004 established and maintained with Wilmington Trust Company or such other account established and designated as the “Series Holdback Account” with respect to Series 2010-1 pursuant to Section 4.04 of the Agreement.
          “Series Holdback Receivable” shall mean, as of any date of determination, a Series Receivable in respect of which Holdback Funds remain outstanding as of such date.
          “Series Investment Proceeds Account” shall mean account number 098074-003 established and maintained with Wilmington Trust Company or such other account established and designated as the “Series Investment Proceeds Account” with respect to Series 2010-1 pursuant to Section 4.04 of the Agreement.
          “Series Payment Account” shall mean account number 098074-002 established and maintained with Wilmington Trust Company or such other account established and designated as the “Series Payment Account” with respect to Series 2010-1 pursuant to Section 4.04 of the Agreement.
          “Series Receivables” shall mean, with reference to Series 2010-1, those Receivables identified on the List of Receivables attached hereto as Schedule I, together with any other Receivables identified in any subsequent List of Receivables delivered to the Trustee with respect to any new Receivable being added as a Series Receivable in connection with an Advance Date or in accordance with Section 2.04(s) of the Agreement.
          “Series Reserve Account” shall mean account number 098074-001 established and maintained with Wilmington Trust Company or such other account established and designated as the “Series Reserve Account” with respect to Series 2010-1 pursuant to Section 4.04 of the Agreement.
          “Series Settlement Receivable” shall mean any Series Receivable which is a Settlement Receivable.
          “Series Trust Assets” shall mean, with respect to Series 2010-1, all of the Issuer’s rights, title and interests in, to and under the Series Receivables, all Related Property relating thereto, all Collections thereof and all products and proceeds thereof, accessions thereto and substitutions therefor. Without limiting the foregoing in any way, the Series Trust Assets for Series 2010-1 shall include all of the Issuer’s rights, title, interests, remedies, powers and privileges in and under the following:
          (a) the Series Receivables;
          (b) all Collections scheduled to be received under the Series Receivables and any Related Property relating thereto on or after the applicable Cut-Off Date, other than such amounts payable to the Claimants or Individual Annuity Sellers, as applicable, as Split Payments in accordance with the related Settlement Purchase Agreements or Annuity Purchase Agreement and the Credit Policy Manual;
          (c) all monies and other items on deposit on the Series Reserve Account;
          (d) the Applicable Lock-Box Accounts and the Applicable Lock-Boxes to which (and to the extent to which) any Collections on the Series Receivables are remitted; the Series Payment Account and the Series Collection Account; and the Master Collection Account, in each case to the extent of any Collections of Series Receivables deposited therein; all other Series Accounts in respect of Series 2010-1; all monies and other items from time to time on deposit therein, all Eligible Investments purchased with any such amounts and all investment income earned thereon;
          (e) all security interests or Liens and property subject thereto from time to time purporting to secure payment of the Series Receivables, including, without limitation, any Transfer Order;
          (f) all other agreements or arrangements of whatever character (including guaranties, letters of credit, letter-of-credit rights, supporting obligations, annuity contracts or other credit support) from time to time supporting or securing payment of the Series Receivables whether pursuant to a Settlement Agreement, a Qualified Assignment, a Settlement Purchase Agreement or any other agreement related to such Receivable (including without limitation any agreement or arrangement between the Seller and any Obligor whereunder such Obligor has agreed to remit Scheduled Payments in respect of any Series Receivables as directed by the Seller or its respective assigns) or otherwise;
          (g) the Agreement and the Back-up Servicing Agreement to the extent relating to the Series Trust Assets;
          (h) the Issuer Purchase Agreement, in any case to the extent relating to the Series Trust Assets;
          (i) all UCC financing statements filed by the Issuer against the Seller; and
          (j) the rights and remedies of the Seller under and pursuant to each of the Settlement Purchase Agreements and Annuity Purchase Agreements relating to the Series Receivables, and all rights of the Seller in, to and under the Powers of Attorney (if any) delivered by the Claimants under the Settlement Purchase Agreements.
          “Special Record Date” has the meaning set forth in Section 6.03(c).
          “Specified Payment Default” shall have the meaning set forth in Section 7.01(a) hereto.
          “Specified Series Reserve Balance” shall mean, with respect to the Series Reserve Account, a balance on deposit therein (i) on the Initial Advance Date, not less than an amount equal to one percent (1.0%) of the Aggregate Discounted Receivables Balance of the Series Receivables as of the Initial Advance Date and (ii) on each Advance Date (after giving effect to all withdrawals to be made therefrom if such Advance Date is also a Payment Date and any increases thereto in connection with Advances made on such Advance Date), not less than one percent (1.0%) of the Aggregate Discounted Receivables Balance of the Series Receivables as of such Advance Date.
          “Subsequent Cut-Off Date” shall mean with respect to any Advance Date occurring on or after the Closing Date, the fifth Business Day occurring prior to such Advance Date.
          “Subsequent Issuer Investment Amount” shall mean, with respect to any Advance Date, (i) the Aggregate Discounted Receivables Balance of the Series Receivables pledged to the Trustee as Series Trust Assets on such Advance Date (calculated as of such Advance Date at the Discount Rate) minus (ii) the Advance Request Amount for such Advance Date; and “Subsequent Issuer Investment Amounts” shall mean the sum of all such Subsequent Issuer Investment Amounts.
          “Supplement” shall mean this Series 2010-1 Supplement.
          “Trustee Fee” shall mean, for any Payment Date with respect to Series 2010-1, the sum of (i) the product of (1) 1/12, (2) 0.07% and (3) the Aggregate Discounted Receivables

Balance of the Series Settlement Receivables as of the first day of the Collection Period immediately preceding the Payment Date on which the Trustee Fee is to be paid, plus, (ii) in respect of Series 2010-1, any accrued and unpaid Trustee Fees for any Payment Date preceding the Payment Date for which such determination is being made.
          “Unrelated Property” shall mean any receivables, annuities or other property (including, without limitation, any proceeds thereof) which are owned by the Seller or any of its Affiliates which do not constitute Series Trust Assets.
          “U.S. Note” shall mean any Series 2010-1 Note sold by the Issuer to the initial Series 2010-1 Noteholders pursuant to Regulation D under the Securities Act on the Closing Date.
          “U.S. Global Note” shall mean any U.S. Note delivered in book-entry form through the facilities of the Common Depository.
          (b) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement.
          (c) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Supplement, and accounting terms partly defined in this Supplement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable, as in effect in the United States. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles as in effect in the applicable jurisdiction, the definitions contained herein shall control.
          (d) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references herein to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term “including” means “including without limitation”.
ARTICLE II
CREATION OF THE SERIES 2010-1 NOTES
          SECTION 2.01 Designation. There is hereby created a Series of variable funding Notes to be issued pursuant to the Agreement and this Supplement to be known as the “Series 2010-1 Notes.” The Series 2010-1 Notes shall be issued in a maximum principal amount that shall not exceed $50,000,000. A U.S. Global Note may be issued to evidence the beneficial interests of investors in U.S. Notes. A Regulation S Global Note may be issued to evidence the beneficial interests of investors in Regulation S Notes. Subject to the conditions set forth in Article V, the Issuer initially shall execute, and the Trustee shall authenticate and deliver, a Certificated Note in substantially the form attached hereto as Exhibit A-4 evidencing the initial Series 2010-1 Noteholder’s interest in the Series 2010-1 Notes, in accordance with the Issuer’s direction to be set forth in an Order delivered to the Trustee on or before the Closing Date.

Definitive Notes may be issued as replacements for U.S. Global Notes or Regulation S Global Notes pursuant to the terms of the Agreement and shall be in substantially the form attached hereto as Exhibit B. Each of the Series 2010-1 Notes, including, without limitation, each U.S. Global Note and Regulation S Global Note, shall be executed, authenticated and delivered in the manner and at the times for authentication and delivery of Notes as are specified in Article VI of the Agreement and the aforementioned Order. Interest on the Series 2010-1 Notes shall accrue at the Fixed Note Rate, subject to any default rate of interest applicable hereunder, and shall be payable on each Payment Date to each Series 2010-1 Noteholder listed in the Note Register as of the Record Date or Special Record Date, as applicable, immediately prior to such Payment Date. The principal amount of the Series 2010-1 Notes shall be repaid pursuant to the terms of this Supplement, including, without limitation, Sections 2.05 and 6.03 hereof.
          SECTION 2.02 Limitations on the Initial Issuance and Sales or Transfers of the Series 2010-1 Notes. The purchaser of the Series 2010-1 Notes on the Closing Date will be required to acknowledge that the Series 2010-1 Notes purchased by it have not been and will not be registered under the Securities Act or under any state’s securities laws. Without limiting the provisions of the Agreement (including, without limitation, Article VI thereof), after such initial issuance, a Series 2010-1 Noteholder may resell a Series 2010-1 Note only to (i) U.S. persons (within the meaning of Regulation S under the Securities Act) that are Qualified Institutional Buyers or Institutional Accredited Investors in transactions that are exempt from the registration requirements of such Act or (ii) non-U.S. persons pursuant to offshore transactions (within the meaning of Regulation S under the Securities Act) that are exempt from the registration requirements of such Act pursuant to such Regulation S.
          SECTION 2.03 Purchases of Interests in the Series 2010-1 Notes. Subject to the terms and conditions of this Supplement and the Agreement, (i) on the Closing Date, the initial Series 2010-1 Noteholder shall purchase the Series 2010-1 Notes in an amount equal to the Original Series Note Principal Balance and (ii) thereafter, the Series 2010-1 Noteholders shall maintain the Series 2010-1 Notes, subject to increase or decrease, in accordance with the provisions of this Supplement and the Agreement.
          SECTION 2.04 Procedure for Initial Issuance and for Increasing the Principal Balance of the Series 2010-1 Note. Subject to Section 5.01, the initial Series 2010-1 Noteholder hereby agrees to purchase the Series 2010-1 Notes on the Closing Date in accordance with Section 2.03. On the terms and conditions set forth in this Supplement and the Agreement (including, without limitation, the terms and conditions set forth in Section 2.04(b)), on each subsequent Advance Date during the Series 2010-1 Revolving Period, the Series 2010-1 Noteholder hereby agrees to from time to time make its Commitment Percentage of Advances on Advance Dates that will increase the Aggregate Principal Balance of the Series 2010-1 Notes (a “Series 2010-1 Increase”) up to the Series 2010-1 Maximum Amount. The Issuer shall deliver to the Series 2010-1 Noteholders (with a copy to the Trustee) an irrevocable written notice requesting an Advance (effective upon receipt), substantially in the form of Exhibit D hereto (an “Advance Request”), no later than 2 p.m. (New York City time) on the second Business Day prior to each Advance Date so long as, with respect to any Advance Date occurring on or after the Closing Date, the Seller and its Affiliates have originated or purchased sufficient Eligible Receivables during the Funding Measuring Period applicable to such Advance Date so that the product of (i) the Aggregate Discounted Receivables Balance (calculated as of such Advance Date) of such Eligible Receivables and (ii) the Advance Rate is at least equal to the Minimum Advance Amount applicable to such Advance Date. The Advance Request shall specify (i) the Advance Date and (ii) the Requested Advance Amount.
          (a) The Series 2010-1 Noteholders shall not be required to make an Advance on any Advance Date hereunder unless:
               (i) the Issuer shall have timely delivered the Advance Request to the Series 2010-1 Noteholders (with a copy to the Trustee);
               (ii) the proposed Advance Date occurs during the Series 2010-1 Revolving Period;
               (iii) the Requested Advance Amount shall not exceed the product of (x) the Aggregate Discounted Receivables Balance (calculated as of such Advance Date) of the Receivables to be financed with the proceeds of such Advance and (y) the Advance Rate;
               (iv) the Requested Advance Amount is at least equal to the Minimum Advance Amount;
               (v) the Requested Advance Amount does not exceed the Maximum Advance Amount;
               (vi) after giving effect to the Advance, the Aggregate Principal Balance of the Series 2010-1 Note would not exceed the Series 2010-1 Maximum Amount;
               (vii) No Event of Default or Series Event of Default has occurred and is continuing, and such Advance will not result in the occurrence of an Event of Default, a Potential Event of Default or a Series Event of Default;
               (viii) the Issuer shall have given the Series 2010-1 Noteholders and the Trustee the List of Receivables describing the Receivables to be financed with the proceeds of such Advance;
               (ix) all of the conditions precedent to the transfer of the Receivables to be financed with the proceeds of such Advance from the Seller to the Issuer under the Issuer Purchase Agreement shall have been satisfied;
               (x) all of the representations and warranties made by each of the Issuer, the Master Servicer and the Seller in each Operative Document to which it is a party are true and correct in all material respects on and as of such Advance Date, both before and after giving effect to such Advance, as if made on and as of such date (except to the extent such representations and warranties are expressly made as of another date); and

               (xi) after giving effect to the Advance, the Series 2010-1 Annuity Receivables/Settlement Receivables Ratio would not exceed the Annuity Receivables Limit Amount.
          The Issuer’s acceptance of funds in connection with (x) the Series 2010-1 Noteholder’s initial purchase of the Series 2010-1 Note on the Closing Date and (y) each Advance occurring on any subsequent Advance Date shall constitute a representation and warranty by the Issuer to the Series 2010-1 Noteholders and the Trustee, as of the Closing Date or such subsequent Advance Date, as the case may be, that all of the conditions contained in Section 2.04(b) (with respect to each Advance Date) and 5.01 (with respect to the Closing Date), as applicable, have been satisfied.
          (b) If all of the conditions set forth in this Supplement are satisfied, each Series 2010-1 Noteholder agrees to make each requested Advance on the applicable Advance Date by paying in immediately available funds its Commitment Percentage of the Requested Advance Amount no later than 5:00 p.m. (New York City time) on the related Advance Date to the Trustee for distribution to the Issuer in accordance with the terms of the Operative Documents.
          (c) Notwithstanding anything contained herein to the contrary, on any Business Day while the Series 2010-1 Notes are outstanding, the Series 2010-1 Annuity Provider Ratio shall not exceed either the Annuity Provider Concentration Limit or the Genworth Concentration Limit.
          SECTION 2.05 Procedure for Decreasing the Principal Balance of the Series 2010-1 Note. On each Payment Date following the termination of the Series 2010-1 Revolving Period or the receipt by the Collateral Trustee of written notice of the occurrence of any OC Shortfall (unless such OC Shortfall shall have been cured in accordance with the proviso of Section 6.03(a)(v)), the Aggregate Principal Balance of the Series 2010-1 Notes shall be reduced to the extent that funds are available in the Series Payment Account to be distributed for such purpose pursuant to Section 6.03(a)(vi).
          SECTION 2.06 Evidence of Debt. The Issuer shall maintain a note account (the “Note Account”) on its books in which shall be recorded (a) all Advances made by each Series 2010-1 Noteholder, (b) the Aggregate Principal Balance of the Series 2010-1 Note held by such Series 2010-1 Noteholder, (c) all payments of principal and interest made by the Issuer on the Series 2010-1 Note held by such Series 2010-1 Noteholder and (d) all appropriate debits and credits, including, without limitation, all fees, charges, expenses and interest required to be paid by the Issuer to such Series 2010-1 Noteholder under the Agreement and this Supplement. All entries in the Note Account shall be made in accordance with the Issuer’s customary accounting practices as in effect from time to time. The Issuer shall deliver a written summary of the Note Account information described above to each Series 2010-1 Noteholder on each Series Determination Date. The entries in the Note Account shall be conclusive and binding for all purposes, absent manifest error, unless a Series 2010-1 Noteholder delivers a written objection to any such information to the Issuer and the Master Servicer within thirty (30) days of the receipt of such information. Any failure to so record or any errors in doing so shall not, however, limit or otherwise affect the obligation of the Issuer to pay any amount owing with respect to the Series 2010-1 Notes or any of its other obligations under the Operative Documents.
ARTICLE III
GRANT OF SECURITY INTEREST
          SECTION 3.01 Grant of Security Interest in Series Trust Assets. In order to secure payment of the amounts due under the Series 2010-1 Notes and the Operative Documents, including, without limitation, any U.S. Global Note, Certificated Note, Definitive Note or Regulation S Global Note, and the fees and expenses due and payable to the Trustee and the Collateral Trustee hereunder (collectively, the “Obligations”), the Issuer hereby grants, conveys, pledges, transfers, assigns and delivers a first priority security interest in and against all of the Issuer’s right, title and interest in and to the Series Receivables and the other Series Trust Assets to the Trustee, its successors and assigns and its or their assigns forever, to have and to hold in trust for its benefit and the benefit of the Secured Parties.
          (a) Such grant of a security interest shall not be deemed to constitute, nor is it intended to result in, an assumption by the Trustee or the Collateral Trustee or any Series 2010-1 Noteholder of any obligation or liability of any kind of or to any Claimant, Individual Annuity Seller, the Seller, the Issuer or any other Person in connection with the Series Receivables or under any Settlement Agreement relating to the Series Receivables, any Settlement Purchase Agreement relating to the Series Receivables, the Issuer Purchase Agreement, any Assignable Annuity Contract relating to the Series Receivables, any Annuity Purchase Agreement relating to the Series Receivables or under any agreement or instrument relating to any of the foregoing, including, without limitation, any obligation to any Claimant or Individual Annuity Seller.
          (b) No delay or omission of the Trustee or of any Series 2010-1 Noteholder to exercise any right or remedy occurring upon any Event of Default or Series Event of Default shall impair any such right or remedy or constitute a waiver of any such Event or Default or Series Event of Default or an acquiescence therein. Every right and remedy given by these presents or by law to the Trustee or to the Series 2010-1 Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Series 2010-1 Noteholders, as the case may be.
          (c) As stated herein, the Control Party or the Majority Noteholders, shall, in certain circumstances, have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Series 2010-1 Notes, provided that in each case:
               (i) such direction shall not be in conflict with any rule of law, with these presents, with any Series 2010-1 Notes or with this Supplement or the Agreement, and
               (ii) the Trustee shall not be prohibited from taking any other action which is not inconsistent with such direction.
          SECTION 3.02 Acceptance by Trustee. The Trustee hereby acknowledges its acceptance on behalf of the Secured Parties of a security interest in and against all of the Issuer’s rights, title and interests in and to the Series Receivables and the Series Trust Assets, now existing and hereafter created and declares that it shall maintain such security interest, for the benefit of such Secured Parties.
          SECTION 3.03 Full Disclosure. All written factual information heretofore furnished by the Master Servicer, the Issuer or any Affiliated Entity to the Trustee, the Collateral Trustee and the Series 2010-1 Noteholders, for the purposes of or in connection with the Agreement and the offer and sale of the Series 2010-1 Notes was true and correct in all material respects and did not fail to state any material fact or statement which would make any such information materially misleading in light of the circumstances in which any such disclosure was made, in either case, on the date as of which such information was stated or certified and remains true and correct in all material respects as of the Closing Date and each Advance Date.
ARTICLE IV
COMPENSATION OF MASTER SERVICER, BACK-UP SERVICER AND THE TRUSTEE
          SECTION 4.01 Compensation of the Master Servicer, the Back-up Servicer and the Trustee. The Master Servicing Fee, the Back-up Servicing Fee and the Trustee Fee, in each case, in respect of Series 2010-1, shall be payable to the Master Servicer, the Back-up Servicer and the Trustee, respectively, in arrears, on each Payment Date in respect of any Collection Period (or portion thereof during which the Series 2010-1 Notes are outstanding). Such fees shall be payable to the Master Servicer, the Back-up Servicer and the Trustee pursuant to Sections 6.03 or 6.02(b) and in accordance with the priorities set forth in Section 6.03.
ARTICLE V
CONDITIONS TO ISSUANCE OF NOTES
          SECTION 5.01 Conditions to Issuance. The Issuer will not execute any Series 2010-1 Notes to be issued hereunder on the Closing Date for Series 2010-1 unless:
          (a) the initial Series 2010-1 Noteholder shall have received written certification from the Issuer that the Agreement, this Supplement, the Back-up Servicing Agreement, the Issuer Purchase Agreement, and Lock-Box Notices with respect to all of the then-existing Lock-Box Accounts and Lock-Boxes shall have been fully executed and shall have become effective and continue to be effective on or before the Closing Date;
          (b) the initial Series 2010-1 Noteholder shall have received written certification from the Issuer that (x) all conditions to the issuance of the Series 2010-1 Notes under Section 6.09 of the Agreement and this Section 5.01 shall have been satisfied;
          (c) the initial Series 2010-1 Noteholder shall have received copies of the Opinions of Counsel identified on Schedule II hereto, in each case, in form and substance and from such counsel as shall be satisfactory to it;

          (d) the initial Series 2010-1 Noteholder shall have received a certificate, substantially in the form of Exhibit C hereto, pursuant to which the Seller has (i) represented and warranted that each Series Receivable previously sold by it to the Issuer constitutes an Eligible Receivable as of the Closing Date and (ii) agreed to substitute or repurchase the applicable Series Receivables from the Issuer in accordance with the terms of the Issuer Purchase Agreement to the extent that the representations and warranties made by the Seller thereunder in respect of such Receivables are proven to have been false as of the date made; and
          (e) the Issuer shall have received payment of the purchase price for the Series 2010-1 Notes issued on the Closing Date.
ARTICLE VI
RIGHTS AND OBLIGATIONS OF SERIES 2010-1 NOTEHOLDERS;
ALLOCATION AND APPLICATION OF COLLECTIONS; HOLDBACK FUNDS
          SECTION 6.01 Withdrawals from Series Accounts. Subject to the terms of the Agreement and this Supplement, the Master Servicer shall instruct the Collateral Trustee (but only to the extent that such instructions are in accordance with the requirements of the Agreement and this Supplement) in accordance with Section 3.01(c) of the Agreement, to make withdrawals from the Master Collection Account, and to transfer such amounts to the Series Collection Account (or, with respect to amounts not constituting Series Trust Assets, to such other account as shall be specified to the Collateral Trustee), and, with respect to any Split Payments therein, to the Issuer Split Payment Account, which instructions shall be given daily by delivery of the Daily Report. The Master Servicer shall also instruct (but only to the extent that such instructions are in accordance with the requirements of the Agreement and this Supplement) (i) the Collateral Trustee to make withdrawals, (A) from the Series Collection Account and the Series Reserve Account on the Business Day preceding each Payment Date and to transfer such amounts to the Series Payment Account, which directions shall be set forth in the Monthly Report, and (B) on each Payment Date from the Series Investment Proceeds Account and to pay such amounts to the Persons specified in Section 6.02(b) in accordance with the directions set forth in the Monthly Report, and (ii) the Paying Agent to make withdrawals on each Payment Date from the Series Payment Account and to pay such amounts to the Persons entitled thereto pursuant to Section 6.03 and in accordance with the directions set forth in the Monthly Report. The amounts to be withdrawn from the Series Collection Account and transferred to the Series Payment Account on the Business Day before each Payment Date pursuant to clause (i)(A) of the preceding sentence and the Monthly Report, will be equal to the amount of all Collections in respect of Series Trust Assets received during the prior Collection Period.
          SECTION 6.02 Determination of Payment Amounts; Deposits to and Withdrawals from the Series Reserve Account. On or prior to the Series Determination Date for each month, the Master Servicer shall determine (such determinations to be set forth in the Monthly Report to be delivered on each such Series Determination Date pursuant to Section 3.05(b) of the Agreement) the amount of Collections and Investment Proceeds, in each case, for the immediately preceding Collection Period, the amounts required to be paid or deposited pursuant to Section 6.03 to the Persons listed therein or to the Series Reserve Account, and, to the extent applicable, the amounts to be withdrawn from the Series Reserve Account and the

Series Investment Proceeds Account in respect of the following Payment Date. The Master Servicer shall (with a copy to the Trustee) instruct the Paying Agent to make the appropriate transfers from the Series Collection Account and the Series Reserve Account to the Series Payment Account and from the Series Investment Proceeds Account, in each case, to facilitate making the payments required pursuant to Sections 6.02(b) and 6.03 by the close of business on the Business Day immediately preceding the Payment Date following such Series Determination Date.
          (a) As described in Section 4.03 of the Agreement, the Collateral Trustee shall deposit funds in the amount of the Specified Series Reserve Balance in the Series Reserve Account out of the proceeds received from the initial sale of the Series 2010-1 Notes and from each Advance. In addition, pursuant to Section 6.03, funds (to the extent available pursuant to and in accordance with such Section 6.03) shall be deposited to the Series Reserve Account on each Payment Date occurring prior to the date on which all Series 2010-1 Notes have been irrevocably paid in full (and the Series 2010-1 Revolving Period has been terminated), to the extent that the balance thereof is less than the Specified Series Reserve Balance calculated for such Payment Date to increase the balance thereof to the Specified Series Reserve Balance. Funds in the following amounts (and to be used for the payment of such amounts) shall be withdrawn from the Series Reserve Account on the Business Day immediately preceding each Payment Date and deposited into the Series Payment Account for distribution on the succeeding Payment Date: (i) first, to the extent (x) Collections and other amounts received by the Trustee, the Collateral Trustee or the Issuer (and remitted to the Series Collection Account as required hereunder and under the Agreement), in each case, with respect to Series 2010-1 during the immediately preceding Collection Period are less than (y) the aggregate amount of the Master Servicing Fee, the Trustee Fee, the Back-up Servicing Fee and the Interest Distribution Amount payable in respect of such Collection Period pursuant to clauses (i), (ii) and (iv) of Section 6.03(a), the amount of such deficiency, for distribution pursuant to clauses (i), (ii) and (iv) of Section 6.03(a) (and in the order of such clauses); (ii) second, with respect to any Payment Date during the occurrence and continuation of a Series Event of Default, to the extent (x) Collections and other amounts received by the Trustee, the Collateral Trustee or the Issuer (and remitted to the Series Collection Account as required hereunder and under the Agreement), in each case, with respect to Series 2010-1 during the immediately preceding Collection Period are less than (y) the amount of the Aggregate Principal Balance of the Series 2010-1 Notes, the amount of such deficiency for distribution pursuant to clauses (vi) and (vii) of Section 6.03(a) (and in the order of such clauses); and (iii) to the extent that the balance of the Series Reserve Account would exceed the Specified Series Reserve Balance (as such amounts are calculated after giving effect to all withdrawals, deposits and payments required to be made on such Payment Date), the amount of such excess, for distribution to the Series Payment Account to be further distributed pursuant to Section 6.03(a). On the first Payment Date to occur after the Maturity Date with respect to the Series 2010-1 Notes and satisfaction in full of the Obligations, all amounts in the Series Reserve Account shall be remitted to the Issuer.
          (b) As described in Section 4.03(c) of the Agreement, all Investment Proceeds on funds on deposit in the Series Accounts and all cash and other items on deposit in the Trustee’s Account (except to the extent such amounts are required to be disbursed in accordance with Section 2.05, to the extent such cash and other items are held for the benefit of Series 2010-1, shall be deposited into the Series Investment Proceeds Account; provided, that, notwithstanding any provisions in the Agreement or this Supplement, amounts on deposit in the Series Holdback Account shall remain uninvested. On each Payment Date, the amount of such Investment Proceeds received during the immediately preceding Collection Period shall be distributed in the following order of priority: (i) to the Persons set forth in clauses (i), (ii) and (iv) of Section 6.03(a) (and in the order of such clauses (i), (ii) and (iv)) to the extent insufficient funds in the Series Payment Account exist to pay the amounts owing to such Persons on such Payment Date; and (ii) to the Issuer.
          SECTION 6.03 Distributions. (a) On each Payment Date, the Paying Agent shall, in accordance with the Master Servicer’s instructions (a copy of which shall be delivered to the Trustee), distribute the funds on deposit in the Series Payment Account or, to the extent provided in Section 6.02(b), in the Series Investment Proceeds Account (and, in the case of any funds on deposit in the Series Payment Account that have been remitted thereto from the Series Reserve Account, subject to the provisions of Section 6.02(b) governing the distribution of such funds), in payment of the following amounts in the following order of priority:
               (i) The following amounts to the following parties, pari passu:
                    a) to the Trustee, the Trustee Fee in respect of the immediately preceding Collection Period;
                    b) to the Master Servicer (if other than an Affiliated Entity), the Master Servicing Fee (excluding that portion thereof, if any, constituting an Excess Master Servicing Fee) in respect of the immediately preceding Collection Period; and
                    c) to the Back-up Servicer, the Back-up Servicing Fee in respect of the immediately preceding Collection Period.
               (ii) to the Series 2010-1 Noteholders (pro rata in accordance with the Commitment Percentages), an amount equal to the Interest Distribution Amount;
               (iii) prior to the date on which all Series 2010-1 Notes have been irrevocably paid in full, to the Series Reserve Account to the extent such funds are required to increase the balance thereof to the Specified Series Reserve Balance;
               (iv) to the Master Servicer (if an Affiliated Entity), the Master Servicing Fee in respect of the immediately preceding Collection Period (excluding that portion thereof, if any, constituting an Excess Master Servicing Fee);
               (v) unless (a) the Collateral Trustee shall have received written notice of the occurrence of any OC Shortfall (which notice shall include receipt by the Collateral Trustee of any Daily Report, Monthly Report or other report evidencing any OC Shortfall) or (b) there has occurred any Event of Default which is continuing, to the Issuer Interest Holders, pari passu, the Issuer Return Amount in respect of the immediately preceding Collection Period; provided, however, that, notwithstanding clause (a), if, subsequent to the occurrence of any OC Shortfall, three consecutive Collection Periods immediately preceding such Payment Date shall have elapsed during which no subsequent OC Shortfall of any kind shall have occurred, the Issuer Return Amount accrued and unpaid during such three Collection Periods (except for any such amount that would not have been available to be paid on any related Payment Date due to insufficient funds) shall be paid to the Issuer Interest Holders, pari passu, out of remaining funds;
               (vi) following the termination of the Series 2010-1 Revolving Period or the receipt by the Collateral Trustee of written notice of the occurrence of any OC Shortfall (unless such OC Shortfall shall have been cured in accordance with the proviso of clause (v) above), to the Series 2010-1 Noteholders (pro rata in accordance with the Commitment Percentages), in respect of principal of the Series 2010-1 Notes, an amount equal to the principal balance of the Series 2010-1 Notes until such time as the principal is fully repaid;
               (vii) ratably to the Master Servicer, the Back-up Servicer, the Trustee, the Collateral Trustee, and the Series 2010-1 Noteholders, any and all other amounts then owing to such Persons; and
               (viii) to the Issuer Interest Holders, pari passu, all remaining amounts available for distribution on such date after payment in full of items (i) through (vii) above.
          (b) Notwithstanding any provision to the contrary herein, if at any time after any payment to any Series 2010-1 Noteholder, the Trustee, the Master Servicer (if other than an Affiliated Entity), the Collateral Trustee or the Back-up Servicer is made pursuant to this Section 6.03, such payment is rescinded or must otherwise be returned for any reason, effective upon such rescission or return, such payment shall automatically be deemed, as between such Series 2010-1 Noteholder, the Trustee, the Master Servicer, the Collateral Trustee or the Back-up Servicer, as the case may be, and the Issuer and the Master Servicer (if an Affiliated Entity), never to have occurred, and the Issuer and/or the Master Servicer shall be required, to the extent it received any amounts under this Section 6.03 of a lower priority than such rescinded or returned payment, to pay to the Person from whom such returned or rescinded payment was recovered, an amount equal to such rescinded or returned payment.
          (c) Except as provided in the final sentence of this paragraph with respect to holders of beneficial interests in Global Notes, distributions to Series 2010-1 Noteholders and Issuer Interest Holders hereunder shall be made by wire transfer to each Series 2010-1 Noteholder or Issuer Interest Holder, as applicable, to such account as may be designated in writing by each such Person and received by the Paying Agent at least fifteen (15) Business Days prior to the applicable Payment Date (the “Record Date”), without presentation or surrender of any Series 2010-1 Note or the making of any notation thereon; provided, however, that any such distribution not so timely paid to any Series 2010-1 Noteholder on the applicable Payment Date shall cease to be payable to the Series 2010-1 Noteholders as of the close of business on the Record Date and shall be payable to the Series 2010-1 Noteholders as of the close of business on a special record date (a “Special Record Date”) for the payment of any such defaulted amount. Such Special Record Date shall be fixed by the Paying Agent whenever moneys become available for payment of the defaulted amount, and notice of such Special Record Date shall be given to the Series 2010-1 Noteholders not less than ten days prior thereto by first-class mail to each such Series 2010-1 Noteholder as shown in the Note Register on the date selected by the Paying Agent, stating the date of the Special Record Date and the date fixed for the payment of such defaulted amount. Any designation by a Series 2010-1 Noteholder or an Issuer Interest Holder of an account for receipt of wire transfers pursuant to the preceding sentence may be a standing instruction, effective with respect to the applicable Payment Date and each Payment Date thereafter until revoked. In the absence of such timely wire transfer instructions, payment will be made by check to the address of record of the Series 2010-1 Noteholder or Issuer Interest Holder, as applicable. All other payments will be made in accordance with the Agreement or as otherwise may be agreed upon by the Paying Agent and such other Person entitled to payment thereon. Distributions to holders of beneficial interests in Global Notes shall be made pursuant to the terms of the Agreement and this Supplement, including, without limitation, Section 6.11 of the Agreement.
          SECTION 6.04 Series Holdback Account. On the Closing Date and on each Advance Date, out of the proceeds received from the initial sale of the Series 2010-1 Notes and from each Advance, the Issuer and/or the Master Servicer shall instruct the Collateral Trustee, prior to making any payments thereof to the Issuer, to deposit to the Series Holdback Account funds in an amount equal to the sum of the Closing Date Holdback Amounts for all Series Holdback Receivables that become Series Trust Assets on the Closing Date or such Advance Date minus the amount of funds deposited to the Series Holdback Account by or on behalf of the Issuer on or prior to the Closing Date or Advance Date, as applicable, and remaining on deposit at such time.
          SECTION 6.05 Master Servicer Obligations Relating to Holdback Funds. Consistent with the servicing standards set forth in Article III of the Agreement, the Master Servicer shall administer the distribution of all Holdback Funds in respect of Series Receivables. Without limiting the generality of the foregoing, the Master Servicer shall perform each of the following obligations:
          (a) If an Initial Scheduled Payment with respect to any Series Holdback Receivable is remitted to a Lock-Box or the Master Collection Account by the third Business Day after the due date therefor (the “Holdback Cut-off Date”), the Master Servicer (or, after the occurrence and during the continuance of a Servicer Default, the Collateral Trustee at the direction of the Master Servicer) shall cause funds to be withdrawn from the Series Holdback Account in an amount equal to the Adjusted Holdback Amount in respect of such Receivable as of the related Holdback Cut-off Date and shall remit such amount to the applicable Claimant by not later than the fifth Business Day after such Holdback Cut-off Date (any such payment, a “Holdback Release Payment”).
          (b) If any Initial Scheduled Payment with respect to any Series Holdback Receivable is not remitted to a Lock-Box or the Master Collection Account by the Holdback Cut-off Date, the Master Servicer (or, during the continuance of a Servicer Default, the Collateral Trustee at the direction of the Master Servicer) shall cause funds to be withdrawn from the Series Holdback Account in an amount equal to such Initial Scheduled Payment and shall remit such amount to the Series Collection Account by not later than the fifth Business Day after such Holdback Cut-off Date (any such payment, a “Holdback Replacement Payment”).

          (c) If, subsequent to the date any Holdback Replacement Payment is remitted to the Series Collection Account, the related Initial Scheduled Payment in respect of such Holdback Replacement Payment is deposited into the Series Collection Account (any such payment, a “Late Initial Scheduled Payment”), the Master Servicer (or, during the continuance of a Servicer Default, the Collateral Trustee at the direction of the Master Servicer) shall cause funds to be withdrawn from the Series Collection Account in an amount equal to such Late Initial Scheduled Payment by the following Business Day and shall remit such amount to the applicable Claimant by not later than the fifth Business Day after the day such payment was deposited into the Series Collection Account.
ARTICLE VII
SERIES EVENTS OF DEFAULT
          SECTION 7.01 Series Events of Default. If any of the following (each, a “Series Event of Default”) shall occur:
          (a) regardless whether such amount is available to be distributed pursuant to Section 6.03, (i) there shall be a failure to pay in full on any Payment Date the Interest Distribution Amount for such Payment Date or (ii) the Aggregate Principal Balance of the Series 2010-1 Notes shall not have been repaid in full on or prior to the Legal Maturity Date (a Series Event of Default pursuant to this Section 7.01(a), a “Specified Payment Default”);
          (b) any failure by the Issuer, the Master Servicer or the Seller to make any payment (other than as set forth in clause (a)), transfer or deposit or remit any funds, or, if applicable, to give instructions or notice to the Trustee or the Collateral Trustee to make such payment, transfer or deposit or remit any funds, in each case, when required to do so and (i) such failure involves a payment, transfer, deposit or remittance (or an instruction in respect thereof) which constitutes, or but for such failure would constitute, Collections with respect to Series 2010-1 or other Series Trust Assets with respect to Series 2010-1, and (ii) such failure remains unremedied for five (5) Business Days after the Issuer, the Master Servicer or the Seller was required to make such payment, deposit or remittance or give such instruction;
          (c) any failure by the Issuer or the Seller duly to observe or perform in any respect any other covenant or agreement of such Person set forth in any of the Agreement (if such failure affects Series 2010-1), this Supplement, the Issuer Purchase Agreement, any other Operative Document relating to Series 2010-1 or any other instrument, agreement or document related to Series 2010-1 or to any of the foregoing, which failure (x) has, or could reasonably be expected to have, a Material Adverse Effect and (y) continues unremedied for thirty (30) days after the earlier of (i) the date upon which a Responsible Officer of such breaching party obtained actual knowledge of such failure and (ii) the date upon which written notice of such failure shall have been given to such breaching party by the Trustee, any Series 2010-1 Noteholder, the Master Servicer, the Collateral Trustee, the Control Party or any other Person;
          (d) any representation, warranty or certification made or deemed to have been made by the Issuer or the Seller under or in connection with the Agreement (if such representation or warranty relates to Series 2010-1), this Supplement, the Issuer Purchaser

Agreement, any other Operative Document relating to Series 2010-1 or any other instrument, agreement or document related to Series 2010-1 or to any of the foregoing, or in any certificate or information delivered pursuant to or in connection with any of the foregoing or in connection with any of the opinions of counsel delivered on the Closing Date, shall, in any event, prove to have been incorrect when made or deemed to have been made, and such incorrectness (x) has, or could reasonably be expected to have, a Material Adverse Effect and (y) continues unremedied for thirty (30) days after the earlier of (i) the date upon which a Responsible Officer of such breaching party obtained actual knowledge of such incorrectness and (ii) the date upon which written notice of such failure shall have been given to such breaching party by the Trustee, any Series 2010-1 Noteholder, the Master Servicer, the Collateral Trustee, the Control Party or any other Person; provided, however, that to the extent that any such untrue representation relates to a Series Receivable, it shall not constitute a Series Event of Default hereunder to the extent the Issuer causes the Seller to repurchase or substitute such Series Receivable as required pursuant to Section 2.04(s) of the Agreement and the Seller shall so repurchase and substitute such Series Receivables as required therein;
          (e) the Trustee shall cease to have, a valid, perfected and continuing first priority “security interest” (as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in the Series Trust Assets created under this Supplement) in the Series Trust Assets for Series 2010-1 (other than any Released Series Trust Assets) now existing and hereafter arising and the proceeds thereof free and clear of any Liens other than Permitted Liens; provided, that, if such affected Series Trust Assets constitute 3% or less of the Aggregate Discounted Receivables Balance of all of the Series Trust Assets, then such circumstance shall not constitute a Series Event of Default if, within five (5) days after learning of any such circumstance, the Issuer shall cause the Seller to repurchase such affected Series Trust Assets from the Issuer for a price equal to the Aggregate Discounted Receivables Balance thereof (to be paid in cash to the Trustee’s Account) or to contribute (in exchange for such affected Receivables) to the Issuer for inclusion in the Series Trust Assets, Eligible Receivables (x) in respect of which such circumstance does not exist and (y) having an Aggregate Discounted Receivables Balance equal to or in excess of that of the affected Receivables; or
          (f) an OC Shortfall Default shall occur;
          (g) any of the Series 2010-1 Notes shall be characterized by the Internal Revenue Service as other than indebtedness of the Issuer for federal income tax purposes;
          (h) any transfer of Receivables and Related Property (whether constituting Series Receivables for Series 2010-1 or otherwise) by the Seller to the Issuer on any date shall cease to create a valid sale, transfer and/or assignment of all right, title and interest of the Seller in, to and under all such Receivables and Related Property;
          (i) the Seller shall cease to own or control one hundred percent (100%) of the voting interests of the Issuer;
          (j) a Servicer Default shall occur which has a Material Adverse Effect with respect to Series 2010-1;

          (k) unless the Back-up Servicer is then acting as the Master Servicer pursuant to a contractually binding obligation, at any time, (i) the Back-up Servicing Agreement shall cease to be effective and shall not have been replaced within sixty (60) days after the date the Back-up Servicing Agreement ceases to be effective, such replacement agreement to be subject to the prior consent of the Control Party (which consent shall not be unreasonably withheld); (ii) the Back-up Servicer shall breach its obligations thereunder or the license granted to the Back-up Servicer under Section 9.5 of the Back-up Servicing Agreement shall terminate and such breach or termination shall remain unremedied for more than thirty (30) days after notice thereof has been given to the Back-up Servicer and (with respect to termination of the license) the Master Servicer; (iii) the Back-up Servicer shall assign any of its obligations to a third party other than as permitted under the Back-up Servicing Agreement and the Agreement; or (iv) an Insolvency Event shall occur with respect to the Back-up Servicer;
          (l) unless a successor Master Servicer that is not an Affiliated Entity is first appointed pursuant to the Agreement, fifty percent (50%) or more of the voting interests of the Master Servicer shall become owned, directly or indirectly, by Persons other than the Persons owning such interests on the Closing Date without the prior written approval of the Control Party; provided, that such prior written approval shall not be required if (i) the long-term unsecured debt rating of the Person acquiring fifty percent (50%) or more of the voting interests of the Master Servicer is rated not less than “BBB-” by S&P or “Baa3” by Moody’s on the date of such acquisition, (ii) the tangible net worth of the Person acquiring such control equals or exceeds $50,000,000 on the date of such acquisition, or (iii) the holders of the voting interests of the Master Servicer (determined as of the Closing Date) and their respective Affiliates, collectively hold a larger equity share of such voting interests than any other group of affiliated entities or individuals. The Control Party shall not unreasonably withhold its approval of any transfer of the voting interests in the Master Servicer and shall grant such approval, if at all, within fifteen (15) Business Days of the date on which such approval is requested and the Control Party is provided with all information reasonably requested by it to determine whether or not to provide such consent;
          (m) a Material Adverse Effect shall occur with respect to the Issuer, or, if at such time the Master Servicer is an Affiliated Entity, the Master Servicer;
          (n) the Issuer shall make any sale, transfer, assignment or pledge of its interest in the Issuer Interest or any portion thereof which sale, transfer, assignment or pledge shall result, directly or indirectly, in any Person other than the Seller having a right to participate in the management of the Issuer, to exercise any voting or other decision-making rights as a member of the Issuer, or to be admitted as a substitute member or to act as a manager or officer of the Issuer; provided, however, that any Issuer Interest Holder other than the Issuer may have the right to consent to any action by the Issuer which is solely related to the Issuer Interest; or
          (o) any “Event of Default” shall occur under Section 9.01(a), (b) or (c) of the Agreement;
then (i) if other than a Series Event of Default resulting from a Specified Insolvency Default, the Trustee in its discretion may, or if so requested in writing by the Control Party, shall, in either case, by notice given in writing to the Issuer, the Collateral Trustee and the Master Servicer,

declare that a Series Event of Default has occurred with respect to Series 2010-1 as of the date of such notice, or (ii) if resulting from a Specified Insolvency Default, a Series Event of Default shall have automatically occurred without any action of the Control Party or the Trustee.
          Notwithstanding any provision to the contrary in the Agreement, the Issuer or the Master Servicer on its behalf shall promptly notify in writing the Trustee and the Collateral Trustee of the occurrence of any Series Event of Default or any event or circumstance that with the lapse of time or the giving of notice or both would constitute such a Series Event of Default, which notice shall contain a statement from such Person’s chief financial officer describing what action the Issuer or the Master Servicer intends to take with respect to such occurrence. From and after the Acceleration Date, (i) no payments in respect of the Issuer Interest or the Issuer Return Amount shall be made until all amounts owed to the Series 2010-1 Noteholders and the Secured Parties shall have been reduced to zero, (ii) the Series 2010-1 Revolving Period shall terminate and the Series 2010-1 Noteholders’ Commitments to make any further Advances hereunder shall terminate and (iii) the appointment of the Master Servicer may be terminated at the election of the Control Party and a person or persons satisfactory to the Control Party appointed in its place. All funds received from the foreclosure upon and/or sale of the Series Trust Assets in accordance with either clause (i) or (ii) of Section 9.02(b) of the Agreement shall be applied in accordance with Section 6.03(a) of this Supplement.
ARTICLE VIII
MISCELLANEOUS
          SECTION 8.01 Ratification of Agreement; Integration. (a) As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement, as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.
          (b) This Supplement, the Agreement, the Initial Purchase Agreement, the Series 2010-1 Notes, the Back-up Servicing Agreement, and the other Operative Documents and other instruments, documents and agreements relating to Series 2010-1 or any of the foregoing set forth the complete agreement of the parties hereto, thereto and the Holders of the Series 2010-1 Notes, and shall be deemed to have incorporated and superseded all prior written or oral agreements with respect thereto. Each of the Holders of the Series 2010-1 Notes, by its acceptance thereof, hereby acknowledges and agrees that prior to its purchase or other acquisition of such Series 2010-1 Notes, it has had an opportunity to review all of the Operative Documents and has completed such independent due diligence as, in each case, it has deemed relevant in making its investment decision with respect to Series 2010-1.
          SECTION 8.02 Counterparts. This Supplement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.
          SECTION 8.03 Governing Law. THOSE TERMS, CONDITIONS, AND PROVISIONS OF THIS SUPPLEMENT RELATING TO THE ATTACHMENT, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS IN

THE SERIES TRUST ASSETS GRANTED BY THE ISSUER IN FAVOR OF THE TRUSTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF GEORGIA. ALL OTHER TERMS, CONDITIONS AND PROVISIONS OF THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.
          SECTION 8.04 Amendments and Waivers. In addition to the rights contained in Section 13.01 of the Agreement:
          (a) unless the consent of each Series 2010-1 Noteholder is obtained, it shall be a condition precedent to the effectiveness of any amendment to (or waiver in respect of) any Operative Document (other than any amendment to cure any ambiguity) that (i) the Control Party shall have consented to such amendment or waiver and (ii) the Issuer shall have delivered to the Trustee an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment will not have a Material Adverse Effect and is not reasonably expected to have a Material Adverse Effect at any time in the future; and
          (b) subject to the satisfaction of the conditions set forth in Section 13.01 of the Agreement and the other provisions of this Section 8.04 with respect to any waiver or amendment of any Operative Document, the Trustee is hereby authorized and directed to consent to such amendment or waiver to the extent its consent is required by such Operative Document.
No waiver with respect to any term or condition of the Agreement or this Supplement shall extend to any subsequent or other event, circumstance or default or impair any right consequent thereon except to the extent expressly so waived. Without limiting the foregoing, any amendment to or waiver of any Event of Default that may be agreed or consented to in accordance with this Section 8.04 and Section 13.01 of the Agreement, shall not, solely because of any resulting occurrence or non-occurrence of any Event of Default and any changes in the priority of distributions of funds pursuant to Section 6.03(a) that may result from such occurrence or non-occurrence, be deemed to “reduce in any manner the amount of, or delay the timing of, allocations, payments or distributions” within the meaning of Section 13.01(b)(i) of the Agreement, and thus such amendment or waiver, without more, shall not require the consent of any Series 2010-1 Noteholder whose consent would not be required if such amendment or waiver did not result in such changes in the priority of distributions. In the case of any conflict between this Section 8.04 and Section 13.01 of the Agreement, Section 13.01 of the Agreement shall control.
          SECTION 8.05 Limitations on Liability. None of the members, managers, officers, employees, agents, stockholders, holders of limited liability company interests, officers or directors of or in the Issuer or the Master Servicer, past, present or future, shall be under any liability to the Trustee, the Series 2010-1 Noteholders or any other Person for any action taken or for refraining from the taking of any action in such capacities or otherwise pursuant to the

Agreement or this Supplement or for any obligation or covenant under the Agreement or this Supplement, it being understood that, with respect to the Issuer, the Agreement and this Supplement and the obligations created thereunder and hereunder shall be, to the fullest extent permitted under applicable law, solely the limited liability company obligations of the Issuer or the Master Servicer, as applicable. The Issuer, the Master Servicer and any member, manager, officer, employee, agent, stockholder, holder of limited liability company interest, officer or director of or in the Issuer or the Master Servicer, as applicable, may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Issuer or any Affiliate thereof, in the case of the Issuer, or the Master Servicer or any Affiliate thereof, in the case of the Master Servicer) respecting any matters arising hereunder.
          SECTION 8.06 Confidentiality. Except to the extent otherwise required by applicable law or as may be necessary to enforce any rights in respect of any Operative Document, each Series 2010-1 Noteholder, by its acceptance of the Series 2010-1 Notes held by it, agrees to (i) maintain the confidentiality of the financial terms of the Operative Documents (unless the Issuer shall otherwise consent in writing) and (ii) not disclose, deliver or otherwise make available to any third party any non-public information regarding the financial condition, the Credit Policy Manual, any of the other credit and collection policies and procedures or the operations of the Issuer, the Master Servicer or the Seller that such Series 2010-1 Noteholder may obtain pursuant to any Operative Document or in connection with the transactions contemplated thereby (the information described in clauses (i) and (ii) above being referred to herein as the “Confidential Information”); provided, however, that such Series 2010-1 Noteholder may disclose any Confidential Information and the Operative Documents (A) to its directors, officers and employees to the extent necessary or desirable in connection with such Holder’s investment in the Series 2010-1 Notes and to its legal counsel, auditors and accountants, provided they are made aware of the confidential nature of the information and agree to be bound by the provisions hereof, (B) to any rating agency or any Governmental Authority, and (C) subject to a written confidentiality agreement for the benefit of the Issuer having terms substantially similar to this Section 8.06, to any assignee or potential assignee of the Series 2010-1 Notes held by such Series 2010-1 Noteholder; provided, further, however, that such Series 2010-1 Noteholder shall have no obligation of confidentiality in respect of any information which may be generally available to the public or becomes available to the public through no fault of such Series 2010-1 Noteholder or after the occurrence of an Event of Default.
          SECTION 8.07 Section Headings. The Section headings contained in this Supplement are for convenience only and in no way define, limit or describe the scope or intent of any provision or Section of this Supplement.
          SECTION 8.08 Notices. Notices hereunder shall be given in the manner set forth in the Agreement.
          SECTION 8.09 Benefits of Supplement. This Supplement will inure to the benefit of and be binding upon the parties hereto, the Series 2010-1 Noteholders and their respective successors and permitted assigns. Except as otherwise provided in this Supplement, no other person will have any right or obligation hereunder.
          SECTION 8.10 Additional Covenants of the Master Servicer. The Master Servicer shall appoint a replacement Back-up Servicer (which successor Back-up Servicer must be consented to by the Control Party) that assumes the duties of the Back-up Servicer under the Back-up Servicing Agreement within sixty (60) days after the Back-up Servicing Agreement shall cease to be effective.
          SECTION 8.11 Additional Covenants of the Issuer. (a) On (i) October 15, 2014 (or within ten days after such date) and (ii) on the last day of every sixty (60) month period after October 15, 2014 (or within ten (10) days after the end of such sixty (60) month period), the Issuer shall deliver to the Trustee, the Collateral Trustee and each Series 2010-1 Noteholder, at the expense of the Issuer, a Opinion of Counsel to the Issuer (which counsel may be in-house counsel of the Issuer) either stating that, (x) in the opinion of such counsel, such action has been taken with respect to the filing of any financing statements and continuation statements and any other action that may be required by law as is necessary to maintain the perfection of the security interests created (1) by the Agreement and (2) under the Issuer Purchase Agreement, and reciting the details of such action; or (y) in the opinion of such counsel no such action is necessary to maintain the perfection of such security interests. Such Opinion of Counsel shall also describe the filing of any financing statements and continuation statements that shall, in the opinion of such counsel, be required to maintain such security interests until the next date on which an Opinion of Counsel is required to be delivered under this Section 8.11.
          (b) Upon the written request of the Control Party, the Issuer shall use its best efforts to engage a rating agency to rate the Series 2010-1 Note. Such rating agency shall be one of S&P, Moody’s, DBRS or A.M. Best, with the choice between such rating agencies to be in the sole discretion of the Issuer. The Control Party is hereby obligated to reimburse the Issuer for any and all mutually agreed costs and expenses incurred by the Issuer in connection with the Issuer’s effort to obtain such a rating, including, without limitation, reasonable attorneys’ fees and disbursements.
[The remainder of this page is intentionally blank.]

          IN WITNESS WHEREOF, the Issuer, the Master Servicer, the Trustee and the Collateral Trustee have caused this Supplement to be fully executed by their respective officers as of the day and year first above written.

IMPERIAL SETTLEMENTS FINANCING 2010, LLC
By:	Washington Square Financial, LLC, as its Sole Member

By:	Imperial Holdings, LLC, as its Sole Member

By:	/s/ Jonathan Neuman
	Name:	Jonathan Neuman
	Title:	President

PORTFOLIO FINANCIAL SERVICING COMPANY, as the Initial Master Servicer
By:	/s/ John Enyert
	Name:	John Enyert
	Title:	President

WILMINGTON TRUST COMPANY, not in its individual capacity but solely in its capacity as Trustee
By:	/s/ J. Christopher Murphy
	Name:	J. Christopher Murphy
	Title:	Financial Services Officer

WILMINGTON TRUST COMPANY, not in its individually capacity but solely in its capacity as Collateral Trustee
By:	/s/ J. Christopher Murphy
	Name:	J. Christopher Murphy
	Title:	President

SCHEDULE I
List of Receivables
No Receivables at Closing.

SCHEDULE II
List of Closing Documents
Attached

(PartnerRe)
Imperial Finance
2010-1 Asset Backed Variable Funding Note
September 24, 2010
Closing Index
PARTIES:

Imperial Settlements Financing 2010, LLC	Issuer
Washington Square Financial, LLC	Seller
Portfolio Financial Servicing Company	Master Servicer
Wilmington Trust Company	WTC, Trustee and Collateral Trustee
PartnerRe Principal Finance Inc.	Purchaser
Foley & Lardner LLP (Issuer’s Counsel)	FL
Saul Ewing LLP (Purchaser’s Counsel)	SE
Alston & Bird, LLP (Georgia Special Counsel to Issuer)	AB
Locke Lord Bissell & Liddell, LLP (Trustee’s and Collateral Trustee’s Counsel)	LL
Morris James (Opinion counsel to Trustee and Collateral Trustee)	MJ
Imperial Finance and Trading, LLC	IFT, Back-up Servicer
McDonald Hopkins LLC (Counsel to Master Servicer)	MH

2010-1 Closing List

	Document or Action		Signing Parties	Status	Responsible Party	Comments
I. TRANSACTION DOCUMENTS
A. Main Transaction Documents:
1.	Master Trust Indenture (the “Indenture”)		Issuer, Master Servicer, Trustee and Collateral Trustee	Complete	SE/FL	Distributed by SE on 9/23/10
	Schedule I	Credit Policy Manual	N/A	Complete	Issuer	Distributed by Issuer on 9/17/10
	Schedule II	Issuer’s Chief Executive Office and Location of Records	N/A	Complete	Issuer	Included in draft
	Schedule III	Applicable Lock Box Banks, Applicable Lock-Boxes and Applicable Lock Box Accounts	N/A	Complete	Issuer	Included in draft
	Schedule IV	ERISA Matters	N/A	Complete	Issuer	Included in draft
	Exhibit A	Form of Settlement Purchase Agreements	N/A	Complete	Issuer	Distributed by Issuer on 9/2/10
	Exhibit B	Lock-Box Notices	N/A	Complete	Issuer
	Exhibit C	Form of Letter to be Delivered by Accredited Investors on the Closing Date	N/A	Complete	SE/FL	Included in draft (See also #7 below)
	Exhibit D	Form of Letter to be Delivered by Accredited Investors in connection with Subsequent Transfers	N/A	Complete	SE/FL	Included in draft
	Exhibit E	Form of Daily Report	N/A	Complete	Master Servicer and Purchaser	Distributed by Master Servicer on 9/17/10

	Document or Action		Signing Parties	Status	Responsible Party	Comments
	Exhibit F	Form of Monthly Report and Compliance Certificate	N/A	Complete	Master Servicer and Purchaser	Distributed by SE on 9/13/10
	Exhibit G	Model Structured Settlement Statute	N/A	Complete	SE/FL	Distributed by SE on 9/13/10
	Exhibit H	Form of Rule 144A Transfer Certificate	N/A	Complete	SE/FL	Included in draft
	Exhibit I	Form of Regulation S Transfer Certificate	N/A	Complete	SE/FL	Included in draft
2.	Series 2010-1 Supplement (“Supplement”)		Issuer, Master Servicer, Trustee and Collateral Trustee	Complete	SE/FL	Distributed by SE on 9/23/10
	Schedule I	List of Receivables	N/A	Complete	Issuer	None at closing
	Schedule II	List of Closing Documents	N/A	Complete	SE	Distributed by SE on 9/23/10
	Schedule III	Commitments	N/A	Complete	SE/FL	Included in draft
	Exhibit A-1	Form of Series 2010-1 U.S. Global Note	N/A	Complete	SE/FL	Included in draft (See also #6 below)
	Exhibit A-2	Form of Series 2010-1 Temporary Regulation S Global Note	N/A	Complete	SE/FL	Included in draft
	Exhibit A-3	Form of Series 2010-1 Permanent Regulation S Global Note	N/A	Complete	SE/FL	Included in draft
	Exhibit A-4	Form of Series 2010-1 Certificated U.S. Note	N/A	Complete	SE/FL	Included in draft (See also #6 below)
	Exhibit B	Form of Series 2010-1 Definitive Note	N/A	Complete	SE/FL	Included in draft
	Exhibit C	Form of Eligibility and Substitution/Repurchase Certificate	N/A	Complete	SE/FL	Included in draft
	Exhibit D	Form of Advance Request	N/A	Complete	SE/FL	Included in draft

3.	Purchase and Contribution Agreement between the Seller and the Issuer (the “Issuer Purchase Agreement”)		Seller and Issuer	Complete	SE/FL	Distributed by SE on 9/22/10
	Schedule I	Addresses and Locations of Books and Records of the Seller	N/A	Complete	Issuer	Included in draft
	Schedule II	ERISA Matters	N/A	Complete	Issuer	Included in draft
	Schedule III	Applicable Lock Box Banks, Applicable Lock-Boxes and Applicable Lock Box Accounts	N/A	Complete	Issuer	Included in draft

	Document or Action		Signing Parties	Status	Responsible Party	Comments
	Exhibit A	Form of Issuer Transfer Report	N/A	Complete	SE/FL	Distributed by SE on 9/3/10 (See #8 below)
	Exhibit B	List of Closing Documents	N/A	Complete	SE	Distributed by SE on 9/20/10

4.	Back-up Servicing Agreement, among the Back-up Servicer, the Master Servicer, the Trustee and the Administrative Agent (the “Back-Up Servicing Agreement”)		Trustee and Collateral Trustee, Master Servicer and Back-up Servicer	Complete	SE/FL	Distributed by SE on 9/24/10
	Exhibit A	Description of Back-up Services	N/A	Complete	SE/FL	Included in draft
	Exhibit B	Charges	N/A	Complete	SE/FL	Included in draft
	Schedule I	Lockbox Providers	N/A	Complete	Issuer	Included in draft

B. Ancillary Transaction Documents
5.	Cross Receipt		Issuer, Seller, WTC and Purchaser	Complete	SE/FL	To be executed on Advance Date
6.	Series 2010-1 Certificated U.S. Note		Issuer and WTC	Complete	SE/FL	Execution version distributed by SE on 9/23/10
7.	Accredited Investor Letter		Purchaser	Complete	SE/FL	Distributed by SE on 9/3/10
8.	Issuer Transfer Report (for all applicable transferred Receivables) in respect of the Issuer Purchase Agreement		Issuer and Seller	Complete	SE/FL	To be executed on Advance Date
9.	Issuer Order regarding the authentication and delivery of the 2010-1 Notes on the Closing Date		Issuer	Complete	SE/FL	To be executed on Advance Date

	Document or Action	Signing Parties	Status	Responsible Party	Comments
10.	Global Instruments of Substitution relating to the Powers of Attorney with respect to the Pledged Receivables evidencing substitution of the Issuer for the Seller, and the Trustee for the Issuer	Issuer and Seller	Complete	SE/FL	Distributed by SE on 9/23/10
II. LIEN SEARCHES AND FILINGS
11.	Pre-closing UCC lien, tax lien, pending suit and judgment search reports for the Seller, Issuer and Back-up Servicer from the offices, as applicable, of the following:
a) Florida Secretary of State;
b) County Recorder of Palm Beach County, Florida;
c) U.S. District Court of Palm Beach County, Florida;
d) U.S. District Court for the Southern District of Florida;
e) Georgia Secretary of State;
f) County Recorder of Lumpkin County, Georgia;
g) County Recorder of Fulton County, Georgia;
h) U.S. District Court for the Northern District of Georgia.	N/A	Complete	SE/FL	UCC-1 filed Mar. 25, 2010, in favor of Hewlett-Packard for all equipment and software against Imperial Finance & Trading, LLC

UCC-1 filed Feb. 3, 2010, in favor of Slate Capital and assigned to Haverhill Receivables, LLC for Receivables against Washington Square, LLC
12.	UCC-1 Financing Statement filed against the Issuer naming the Issuer as debtor, and the Trustee as secured party in the office of the Secretary of State of Georgia (in respect of the Indenture)	N/A	Complete	SE	Filed on 9/24/10
13.	UCC-1 Financing Statement filed against the Seller naming the Seller as debtor, the Issuer as secured party/assignor and the Trustee as secured party/assignee in the office of the Secretary of Georgia (in respect of the Issuer Purchase Agreement)	N/A	Complete	SE	Filed on 9/24/10
14.	Post-filing UCC lien search reports in respect of the two preceding items	N/A		SE

	Document or Action	Signing Parties	Status	Responsible Party	Comments
III. CORPORATE DOCUMENTS
15.	Formation documents including articles of organization, organizational IDs, operating agreements and EINs for the following: a) Seller b) Issuer c) Back-up Servicer	N/A	Complete	Seller/Issuer/ Back-up Servicer	Seller and Back-up Servicer Operating Agreements Distributed by FL on 9/13/10 Issuer Operating Agreement distributed on 9/23/10 by FL
16.	Issuer Name Change — Articles of Amendment	N/A	Complete	Issuer	Distributed by FL on 8/26/10
17.	A certificate of the Secretary or Assistant Secretary of the Seller, certifying on its on behalf and in its capacity as sole member of the Issuer as to:	Seller	Complete	Seller/FL	Distributed by SE on 9/20/10
	(a) copies attached thereto of the resolutions of the Board of Directors of the Issuer and the Members of Issuer authorizing the execution, delivery, and performance by any officer of Imperial Holdings, LLC of the Operative Documents to which any of the Seller and the Issuer (collectively, together with the Back-up Servicer, the “Imperial Entities”) is a party;	N/A		Seller/FL
	(b) the identity of the names and true signatures of the officers of Imperial Holdings, LLC authorized to execute the Operative Documents to which each of the Imperial Entities (other than the Master Servicer) is a party;	N/A		Seller/FL
	(c) copies of executed LLC or LP agreements and certified copies of articles of organization or certificates of limited partnership for each Imperial Entity	N/A		Seller/FL
18.	A certificate of the Secretary or Assistant Secretary of the Master Servicer certifying as to:	Master Servicer	Complete	Master Servicer/FL
	(a) a copy attached thereto of the resolutions of the Board of Managers of the Master Servicer authorizing the execution, delivery, and performance of the Operative Documents to which the Master Servicer is a party;	N/A
	(b) the identity of the names and true signatures of the officers of the Master Servicer authorized to execute the Operative Documents to which the Master Servicer is a party;	N/A
	(c) a copy attached thereto of the operating agreement of the Master Servicer and a copy of the Master Servicer’s certificate of formation.	N/A

	Document or Action	Signing Parties	Status	Responsible Party	Comments
19.	Officer’s certificate of the Issuer, certifying that:	Issuer	Complete	Issuer/FL	Distributed by SE on 9/20/10
	(a) All representations and warranties of the Issuer set forth in each Operative Document to which it is a party are true and correct as of the Closing Date;	N/A
	(b) All covenants and undertakings to be performed by the Issuer on or prior to the Closing Date have been so performed;	N/A
	(c) The list of Receivables attached thereto is true and complete as of the Closing Date;	N/A
	(d) No Event of Default, Servicer Default, potential Event of Default or potential Servicer Default has occurred and is continuing on the Closing Date or would result from the consummation of any of the transactions contemplated by the Operative Documents at any time in the future;	N/A
20.	Officer’s certificate of the Master Servicer, certifying that:	Master Servicer	Complete	Master Servicer/FL	Distributed by SE on 9/3/10
	(a) All representations and warranties of Master Servicer set forth in each Operative Document to which it is a party are true and correct as of the Closing Date;	N/A
	(b) All covenants and undertakings to be performed by the Master Servicer on or prior to the Closing Date have been so performed;	N/A
	(c) No Servicer Default or potential Servicer Default has occurred and is continuing on the Closing Date or would result from the consummation of any of the transactions contemplated by the Operative Documents at any time in the future.	N/A
21.	Certificate of the Issuer required to be delivered pursuant to Sections 5.01(a), and 5.01(b) of the Supplement and 6.09 and 13.01 of the Indenture	Issuer	Complete	Issuer/FL	Distributed by SE on 9/20/10
22.	Certificate of the Seller required to be delivered pursuant to Section 5.01(d) of the Supplement	Seller	Complete	Seller/FL	To be executed on Advance Date
23.	Certificate of WTC as to the names and true signatures of the incumbent officers of WTC authorized to sign each of the Operative Documents to which WTC is a party	WTC	Complete	WTC	Need original
24.	Certificate of the Back-up Servicer certifying that it is in receipt of the Settlement Package for each of the Receivables listed on the List of Receivables, and each such Settlement Package is complete, noting any material exceptions	IFT	Complete	IFT/FL	To be executed on Advance Date

	Document or Action	Signing Parties	Status	Responsible Party	Comments
25.	Secretary’s Certificate of the Back-up Servicer as to the identity of the names and true signatures of the officers authorized to execute the Operative Documents	IFT	Complete	IFT/FL	Distributed by SE on 9/20/10
26.	Good Standing Certificates for each Imperial Entity:	N/A
	a). Imperial Holdings, LLC — FL	N/A	Complete
	b). Washington Square Financial, LLC — GA	N/A	Complete
	c). Imperial Finance & Trading, LLC — FL	N/A	Complete
	d). Imperial Settlements Financing 2010, LLC — GA	N/A	Complete

IV. LEGAL OPINIONS
27.	Legal Opinions of Foley & Lardner LLP, counsel to the Issuer, the Seller and the Back-Up Servicer, as follows:
	a). True Sale	FL	Complete	FL	Distributed by FL on 9/16/10
	b). Nonconsolidation	FL	Complete	FL	Distributed by FL on 9/16/10
	c). Corporate	FL	Complete	FL	Distributed by FL on 9/21/10
	d). Federal debt for tax	FL	Complete	FL	Distributed by FL on 9/14/10
28.	Officer’s Certificate of the authorized officers of the Back-up Servicer, the Seller and the Issuer relating to factual matters addressed in the opinions described in the preceding item.	IFT	Complete	IFT/FL
29.	Legal Opinion of Alston & Bird Georgia, special counsel to the Issuer and the Seller	AB	Complete	AB	Distributed by FL on 9/15/10
30.	Corporate legal opinion of McDonald Hopkins, counsel to the Master Servicer	MH	Complete	MH	Distributed by MH on 9/22/10
31.	Officer’s Certificate of the authorized officers of the Master Servicer relating to factual matters addressed in the opinions described in the preceding item.	Master Servicer	Complete	Master Servicer/FL

	Document or Action	Signing Parties	Status	Responsible Party	Comments
32.	Legal Opinion of MJ, counsel to WTC, as to the Trustee and the Collateral Trustee in respect of the Operative Documents to which each is a party, as to corporate/trust authorization and execution, in each case, under Delaware law.	MJ	Drafted	MJ	Distributed by LL on 9/22/10

V. MISCELLANEOUS
33.	Side Letter Agreement	Issuer and Master Servicer	Complete	Issuer and Master Servicer	Distributed by FL on 9/23/10
34.	CUSIP Number for Global Note		Complete	Issuer	Distributed by FL on 9/16/10
35.	DTC Blanket Letter of Representations		Drafted	Issuer	Issuer to complete filing with DTC
36.	144A Rider to DTC Blanket Letter of Representations		Drafted	Issuer	Issuer to complete filing with DTC
37.	DTC Participant Filings for Purchaser		Drafted	Issuer	Issuer to complete filing with DTC
38.	Certificate evidencing that each of the Seller, the Issuer, and the Back-up Servicer maintains fidelity insurance in an amount not less than $5,000,000.	N/A	Complete	Issuer	Distributed by Issuer on 9/21/10
39.	Certificate evidencing that Master Servicer maintains fidelity insurance in an amount not less than $3,000,000.	N/A	Complete	Master Servicer	Distributed by Master Servicer on 9/23/10
40.	Wire Instructions for Closing	N/A		Issuer/ Purchaser	Not needed on Closing Date
41.	Blocked Account Agreements	Issuer, Trustee, SunTrust Bank	Complete	Issuer/Trustee
42.	Establishment of the following accounts:
	a). Series Collection Account	N/A	Complete	Issuer	098074-000
	b). Series Reserve Account	N/A	Complete	Issuer	098074-001
	c). Series Payment Account	N/A	Complete	Issuer	098074-002

Document or Action	Signing Parties	Status	Responsible Party	Comments
d). Series Investment Proceeds Account	N/A	Complete	Issuer	098074-003
e). Series Holdback Account	N/A	Complete	Issuer	098074-004
f). Issuer’s Split Payment Account	N/A	Complete	Issuer	SunTrust 1000089497233
g). Trustee’s Account	N/A	Complete	Issuer	098074-005
h). Master Collection Account	N/A	Complete	Issuer	098073-000
i.) Issuer’s Account	N/A	Complete	Issuer	SunTrust 1000090005843

SCHEDULE III
Commitments

Series 2010-1 Noteholder	Commitment
PPF Holdings II Ltd.	$ 50,000,000

EXHIBIT A-1
FORM OF SERIES 2010-1 U.S. GLOBAL NOTE

CUSIP No. 453088 AA4	Authorized Note Amount: Up to $50,000,000*
ISIN No. US453088AA46	Holder: Cede & Co.
Dated [•]

*	THE AGGREGATE PRINCIPAL BALANCE OF THIS SERIES 2010-1 NOTE MAY FROM TIME TO TIME BE INCREASED OR DECREASED AS DESCRIBED HEREIN.
8.39% FIXED RATE ASSET BACKED VARIABLE FUNDING NOTE, SERIES 2010-1 (U.S.)
          THIS SERIES 2010-1 NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND NEITHER THIS SERIES 2010-1 NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, PLEDGED, EXCHANGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SERIES 2010-1 NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS SERIES 2010-1 NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
          THE HOLDER OF THIS SERIES 2010-1 NOTE REPRESENTS THAT IT IS (A) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT) OR (B) AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPHS (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”) THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) NEITHER THIS SERIES 2010-1 NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, RESOLD, PLEDGED, EXCHANGED OR OTHERWISE TRANSFERRED PRIOR TO (X) THE DATE THAT IS ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT) AFTER THE LATER OF THE DATE OF THE ORIGINAL ISSUANCE AND THE LAST DATE ON WHICH THE ISSUER OR ANY OF THE ISSUER’S AFFILIATES WAS THE OWNER OF THIS SERIES 2010-1 NOTE (OR ANY PREDECESSOR THERETO) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (I) FOR SO LONG AS THE SERIES 2010-1 NOTES ARE ELIGIBLE FOR RESALE UNDER RULE 144A, IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES TO BE A QUALIFIED INSTITUTIONAL BUYER (AS

DEFINED IN RULE 144A UNDER THE SECURITIES ACT) AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) THAT IS ACQUIRING THIS SERIES 2010-1 NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, AND THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COLLATERAL TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SERIES 2010-1 NOTES (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE COLLATERAL TRUSTEE), (III) IN OFFSHORE TRANSACTIONS THAT ARE NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO RULE 904 OF REGULATION S THEREUNDER, (IV) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (VI) TO THE ISSUER, IN EACH OF CASES (I) THROUGH (VI) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND SUBJECT TO THE ISSUER’S AND THE COLLATERAL TRUSTEE’S RIGHT PRIOR TO ANY SUCH TRANSFER PURSUANT TO CLAUSES (II), (III) OR (IV) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE ISSUER AND THE COLLATERAL TRUSTEE, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SERIES 2010-1 NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
          THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) MAY NOT BE TRANSFERRED UNLESS, AFTER GIVING EFFECT TO THE TRANSFER, THE TRANSFEREE IS HOLDING A PRINCIPAL AMOUNT WHICH IS EQUAL TO $500,000 OR INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.
          THIS NOTE MAY NOT BE ACQUIRED OR SOLD, TRADED OR TRANSFERRED TO ANY PERSON IN RESPECT OF WHICH THE PURCHASE OR HOLDING THEREOF WOULD CONSTITUTE A NON-EXEMPT “PROHIBITED TRANSACTION” UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE. EACH PROSPECTIVE HOLDER SHALL BE REQUIRED TO REPRESENT AND WARRANT THAT IT IS NOT SUCH A PERSON PRIOR TO ITS PURCHASE OF ANY NOTES AND TO THE EXTENT ANY SUCH REPRESENTATION AND WARRANTY IS INCORRECT SUCH SALE SHALL BE RESCINDED AND DEEMED NOT TO HAVE OCCURRED.

     No. [___]
IMPERIAL SETTLEMENTS FINANCING 2010, LLC
8.39% FIXED RATE ASSET BACKED VARIABLE FUNDING NOTE, SERIES 2010-1 (U.S.)
     Evidencing the indebtedness of Imperial Settlements Financing 2010, LLC, a Georgia limited liability company (the “Issuer”), secured by the Series Trust Assets.
     (Not an interest in or a recourse obligation of the Issuer or the Master Servicer or any affiliate of either thereof).
     The Issuer, for value received, hereby promises to pay to Cede & Co., or its registered assigns (the “Series 2010-1 Noteholder”), the aggregate principal balance of the Advances from time to time made by the Series 2010-1 Noteholder in accordance with the terms and conditions set forth in the Master Trust Indenture, dated as of September 24, 2010, among the Issuer, Portfolio Financial Servicing Company, and Wilmington Trust Company (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), as supplemented by the Series 2010-1 Supplement to the Indenture, dated as of September 24, 2010, among the Issuer, Portfolio Financial Servicing Company, and Wilmington Trust Company (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2010-1 Supplement” and, collectively with the Indenture, the “Agreement”) which amount shall be payable in the amounts and at the times set forth in the Agreement and shall be reduced or increased as set forth in the Schedule of Exchanges attached hereto; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on or before January 1, 2057. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Agreement (including, without limitation, in connection with a Permitted Refinancing). The Issuer will pay interest on this Note at the Fixed Note Rate plus, if applicable, the Interest Rate Adjustment. Such interest shall be payable in the manner and at the times set forth in the Agreement. This Note is secured by the Series Trust Assets.
     As more fully set forth in the Series 2010-1 Supplement, Series Trust Assets include all of the Issuer’s right, title and interest in, to and under (i) all of the those certain Receivables set forth on the Lists of Receivables delivered by the Issuer to the Trustee on or before the Closing Date and the Advance Dates in connection with the issuance of the “Notes” (as defined below) and the making of Advances, (ii) all Related Property relating to such Receivables, (iii) all Collections and other amounts scheduled to be received with respect to such Receivables on or after the applicable Cut-Off Date other than such amounts payable to the Claimants as Split Payments in accordance with the related Settlement Purchase Agreements and the Credit Policy Manual, (iv) all proceeds (including, without limitation, “proceeds” as defined in the UCC of the jurisdiction the law of which governs the perfection of the security interest in such Receivables) of any of the foregoing and (v) all monies allocable to Series 2010-1 from time to time on deposit in, and all Eligible Investments and other securities, instruments and other investments purchased from funds allocable to Series 2010-1 on deposit in, any Applicable Settlement Lock-Box Account, the Master Collection Account, the Series Collection Account, the Series Reserve

Account, the Series Payment Account and the Trustee’s Account. Repayment of the principal hereof and interest hereunder shall be made solely out of the Series Trust Assets and, if applicable, Permitted Refinancing Proceeds, it being acknowledged and agreed that the holder hereof shall have no recourse therefor to, or rights under or to, any of the other assets of the Issuer.
     This Note does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Note is one of a class of Notes entitled the “8.39% Fixed Rate Asset Backed Variable Funding Notes, Series 2010-1” (the “Notes”), each of which represents the indebtedness of the Issuer, secured by the Series Trust Assets, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Series 2010-1 Noteholder by virtue of the acceptance hereof assents and by which the Series 2010-1 Noteholder is bound. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Series 2010-1 Supplement, or if not defined therein, in the Indenture. In the case of any conflict between terms specified in this Note and terms specified in the Agreement, as amended from time to time, the terms of the Agreement shall govern.
     Upon issuance, the Notes represent the right to receive certain payments. On each Payment Date, the following amounts are to be paid to the following parties and in the following priority, (i) the following amounts to the following parties, pari passu as more fully set forth and subject to the Series 2010-1 Supplement: (a) to the Trustee, the Trustee Fee in respect of the immediately preceding Collection Period; (b) to the Master Servicer (if other than an Affiliated Entity), the Master Servicing Fee (excluding that portion thereof, if any, constituting an Excess Master Servicing Fee) in respect of the immediately preceding Collection Period; and (c) to the Back-up Servicer, the Back-up Servicing Fee in respect of the immediately preceding Collection Period; (ii) to the Series 2010-1 Noteholders (pro rata in accordance with the Commitment Percentages), an amount equal to the Interest Distribution Amount; (iii) prior to the date on which all Series 2010-1 Notes have been irrevocably paid in full, to the Series Reserve Account to the extent such funds are required to increase the balance thereof to the Specified Series Reserve Balance; (iv) to the Master Servicer (if an Affiliated Entity), the Master Servicing Fee in respect of the immediately preceding Collection Period (excluding that portion thereof, if any, constituting an Excess Master Servicing Fee); (v) unless (a) the Collateral Trustee shall have received written notice of the occurrence of any OC Shortfall (which notice shall include receipt by the Collateral Trustee of any Daily Report, Monthly Report or other report evidencing any OC Shortfall) or (b) there has occurred any Event of Default which is continuing, to the Issuer Interest Holders, pari passu, the Issuer Return Amount in respect of the immediately preceding Collection Period; provided, however, that, notwithstanding clause (a), if, subsequent to the occurrence of any OC Shortfall, three consecutive Collection Periods immediately preceding such Payment Date shall have elapsed during which no subsequent OC Shortfall of any kind shall have occurred, the Issuer Return Amount accrued and unpaid during such three Collection Periods (except for any such amount that would not have been available to be paid on any related Payment Date due to insufficient funds) shall be paid to the Issuer Interest Holders, pari passu, out of remaining funds; (vi) following the termination of the Series 2010-1 Revolving Period or the receipt by the Collateral Trustee of written notice of the occurrence of any OC Shortfall

(unless such OC Shortfall shall have been cured in accordance with the proviso of clause (v) above), to the Series 2010-1 Noteholders (pro rata in accordance with the Commitment Percentages), in respect of principal of the Series 2010-1 Notes, an amount equal to the principal balance of the Series 2010-1 Notes until such time as the principal is fully repaid; (vii) ratably to the Master Servicer, the Back-up Servicer, the Trustee, the Collateral Trustee, and the Series 2010-1 Noteholders, any and all other amounts then owing to such Persons; and (viii) to the Issuer Interest Holders, pari passu, all remaining amounts available for distribution on such date after payment in full of items (i) through (vii) above.
     This Note shall be construed in accordance with and governed by the laws (including Section 5-1401 of the General Obligations Law but otherwise without regard to the conflict of law provisions) of the State of New York.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Note shall not be entitled to any benefit under the Agreement, or be valid for any purpose.
[The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

IMPERIAL SETTLEMENTS FINANCING 2010, LLC
By:	Washington Square Financial, LLC, as its Sole Member

By:	Imperial Holdings, LLC, as its Sole Member

By:
Name:
Title:

Dated: _______________, 2010

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY, not individually but solely as Trustee
By:
Name:
Title:

SCHEDULE OF EXCHANGES
THE FOLLOWING EXCHANGES OF A PART OF THIS NOTE HAVE BEEN MADE:

DATE OF EXCHANGE	INCREASE AMOUNT	DECREASE AMOUNT	NEW BALANCE AMOUNT

EXHIBIT A-2
FORM OF SERIES 2010-1 TEMPORARY REGULATION S GLOBAL NOTE

CUSIP No. [__________] ISIN No. [____________] Dated [•], 2010	Authorized Note Amount: Up to $50,000,000* Holder: Cede & Co.

*      THE AGGREGATE PRINCIPAL BALANCE OF THIS SERIES 2010-1 NOTE MAY FROM TIME TO TIME BE INCREASED OR DECREASED AS DESCRIBED HEREIN.
8.39% FIXED RATE ASSET BACKED VARIABLE FUNDING NOTE,
SERIES 2010-1 (TEMPORARY REGULATION S)
     THIS SERIES 2010-1 NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND NEITHER THIS SERIES 2010-1 NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, PLEDGED, EXCHANGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SERIES 2010-1 NOTE IS HEREBY NOTIFIED THAT THE TRANSFEROR OF THIS SERIES 2010-1 NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
     THE HOLDER OF THIS SERIES 2010-1 NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) NEITHER THIS SERIES 2010-1 NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, RESOLD, PLEDGED, EXCHANGED OR OTHERWISE TRANSFERRED PRIOR TO (X) THE DATE THAT IS ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT) AFTER THE LATER OF THE DATE OF THE ORIGINAL ISSUANCE AND THE LAST DATE ON WHICH THE ISSUER OR ANY OF THE ISSUER’S AFFILIATES WAS THE OWNER OF THIS SERIES 2010-1 NOTE (OR ANY PREDECESSOR THERETO) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (I) FOR SO LONG AS THE SERIES 2010-1 NOTES ARE ELIGIBLE FOR RESALE UNDER RULE 144A, IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES TO BE A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN THE UNITED STATES TO AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER REGULATION D OF THE SECURITIES ACT) THAT IS ACQUIRING THIS SERIES 2010-1 NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE

IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, AND THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COLLATERAL TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTES (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE COLLATERAL TRUSTEE), (III) IN OFFSHORE TRANSACTIONS THAT ARE NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO RULE 904 OF REGULATION S THEREUNDER, (IV) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (VI) TO THE ISSUER, IN EACH OF CASES (I) THROUGH (VI) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND SUBJECT TO THE ISSUER’S AND THE COLLATERAL TRUSTEE’S RIGHT PRIOR TO ANY SUCH TRANSFER PURSUANT TO CLAUSES (II), (III) OR (IV) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE ISSUER AND THE COLLATERAL TRUSTEE, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SERIES 2010-1 NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
     THIS NOTE MAY NOT BE ACQUIRED OR SOLD, TRADED OR TRANSFERRED TO ANY PERSON IN RESPECT OF WHICH THE PURCHASE OR HOLDING THEREOF WOULD CONSTITUTE A NON-EXEMPT “PROHIBITED TRANSACTION” UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE. EACH PROSPECTIVE HOLDER SHALL BE REQUIRED TO REPRESENT AND WARRANT THAT IT IS NOT SUCH A PERSON PRIOR TO ITS PURCHASE OF ANY NOTES AND TO THE EXTENT ANY SUCH REPRESENTATION AND WARRANTY IS INCORRECT SUCH SALE SHALL BE RESCINDED AND DEEMED NOT TO HAVE OCCURRED.
     THIS REGULATION S GLOBAL NOTE IS A TEMPORARY REGULATION S GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE DESCRIBED BELOW.
     PRIOR TO THE EXPIRATION OF THE 40-DAY ‘DISTRIBUTION COMPLIANCE PERIOD’ (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT), THIS NOTE OR ANY BENEFICIAL INTEREST OR PARTICIPATION HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON WITHIN THE MEANING OF REGULATION S, EXCEPT TO A PERSON REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR OTHERWISE IN ACCORDANCE WITH REGULATION S AND SUBJECT TO THE ISSUER’S AND THE COLLATERAL TRUSTEE’S RIGHT PRIOR TO ANY SUCH TRANSFER TO REQUIRE

THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE ISSUER AND THE COLLATERAL TRUSTEE.
     THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) MAY NOT BE TRANSFERRED UNLESS, AFTER GIVING EFFECT TO THE TRANSFER, THE TRANSFEREE IS HOLDING A PRINCIPAL AMOUNT WHICH IS EQUAL TO $500,000 OR INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

No. [___]
IMPERIAL SETTLEMENTS FINANCING 2010, LLC
8.39% FIXED RATE ASSET BACKED VARIABLE FUNDING NOTE, SERIES 2010-1
(TEMPORARY REGULATION S)
     Evidencing the indebtedness of Imperial Settlements Financing 2010, LLC, a Georgia limited liability company (the “Issuer”), secured by the Series Trust Assets.
     (Not an interest in or a recourse obligation of the Issuer or the Master Servicer or any affiliate of either thereof).
     The Issuer, for value received, hereby promises to pay to Cede & Co., or its registered assigns (the “Series 2010-1 Noteholder”), the aggregate principal balance of the Advances from time to time made by the Series 2010-1 Noteholder in accordance with the terms and conditions set forth in the Master Trust Indenture, dated as of September 24, 2010, among the Issuer, Portfolio Financial Servicing Company, and Wilmington Trust Company (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), as supplemented by the Series 2010-1 Supplement to the Indenture, dated as of September 24, 2010, among the Issuer, Portfolio Financial Servicing Company, and Wilmington Trust Company (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2010-1 Supplement” and, collectively with the Indenture, the “Agreement”) which amount shall be payable in the amounts and at the times set forth in the Agreement and shall be reduced or increased as set forth in the Schedule of Exchanges attached hereto; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on or before January 1, 2057. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Agreement (including, without limitation, in connection with a Permitted Refinancing). The Issuer will pay interest on this Note at the Fixed Note Rate plus, if applicable, the Interest Rate Adjustment. Such interest shall be payable in the manner and at the times set forth in the Agreement. This Note is secured by the Series Trust Assets.
     As more fully set forth in the Series 2010-1 Supplement, Series Trust Assets include all of the Issuer’s right, title and interest in, to and under (i) all of the those certain Receivables set forth on the Lists of Receivables delivered by the Issuer to the Trustee on or before the Closing Date and the Advance Dates in connection with the issuance of the “Notes” (as defined below) and the making of Advances, (ii) all Related Property relating to such Receivables, (iii) all Collections and other amounts scheduled to be received with respect to such Receivables on or after the applicable Cut-Off Date other than such amounts payable to the Claimants as Split Payments in accordance with the related Settlement Purchase Agreements and the Credit Policy Manual, (iv) all proceeds (including, without limitation, “proceeds” as defined in the UCC of the jurisdiction the law of which governs the perfection of the security interest in such Receivables) of any of the foregoing and (v) all monies allocable to Series 2010-1 from time to time on deposit in, and all Eligible Investments and other securities, instruments and other investments purchased from funds allocable to Series 2010-1 on deposit in, any Applicable Settlement Lock-Box Account, the Master Collection Account, the Series Collection Account, the Series Reserve

Account, the Series Payment Account and the Trustee’s Account. Repayment of the principal hereof and interest hereunder shall be made solely out of the Series Trust Assets and, if applicable, Permitted Refinancing Proceeds, it being acknowledged and agreed that the holder hereof shall have no recourse therefor to, or rights under or to, any of the other assets of the Issuer.
     This Note does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Note is one of a class of Notes entitled the “8.39% Fixed Rate Asset Backed Variable Funding Notes, Series 2010-1” (the “Notes”), each of which represents the indebtedness of the Issuer, secured by the Series Trust Assets, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Series 2010-1 Noteholder by virtue of the acceptance hereof assents and by which the Series 2010-1 Noteholder is bound. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Series 2010-1 Supplement, or if not defined therein, in the Indenture. In the case of any conflict between terms specified in this Note and terms specified in the Agreement, as amended from time to time, the terms of the Agreement shall govern.
     Upon issuance, the Notes represent the right to receive certain payments. On each Payment Date, the following amounts are to be paid to the following parties and in the following priority, (i) the following amounts to the following parties, pari passu as more fully set forth and subject to the Series 2010-1 Supplement: (a) to the Trustee, the Trustee Fee in respect of the immediately preceding Collection Period; (b) to the Master Servicer (if other than an Affiliated Entity), the Master Servicing Fee (excluding that portion thereof, if any, constituting an Excess Master Servicing Fee) in respect of the immediately preceding Collection Period; and (c) to the Back-up Servicer, the Back-up Servicing Fee in respect of the immediately preceding Collection Period; (ii) to the Series 2010-1 Noteholders (pro rata in accordance with the Commitment Percentages), an amount equal to the Interest Distribution Amount; (iii) prior to the date on which all Series 2010-1 Notes have been irrevocably paid in full, to the Series Reserve Account to the extent such funds are required to increase the balance thereof to the Specified Series Reserve Balance; (iv) to the Master Servicer (if an Affiliated Entity), the Master Servicing Fee in respect of the immediately preceding Collection Period (excluding that portion thereof, if any, constituting an Excess Master Servicing Fee); (v) unless (a) the Collateral Trustee shall have received written notice of the occurrence of any OC Shortfall (which notice shall include receipt by the Collateral Trustee of any Daily Report, Monthly Report or other report evidencing any OC Shortfall) or (b) there has occurred any Event of Default which is continuing, to the Issuer Interest Holders, pari passu, the Issuer Return Amount in respect of the immediately preceding Collection Period; provided, however, that, notwithstanding clause (a), if, subsequent to the occurrence of any OC Shortfall, three consecutive Collection Periods immediately preceding such Payment Date shall have elapsed during which no subsequent OC Shortfall of any kind shall have occurred, the Issuer Return Amount accrued and unpaid during such three Collection Periods (except for any such amount that would not have been available to be paid on any related Payment Date due to insufficient funds) shall be paid to the Issuer Interest Holders, pari passu, out of remaining funds; (vi) following the termination of the Series 2010-1 Revolving Period or the receipt by the Collateral Trustee of written notice of the occurrence of any OC Shortfall

(unless such OC Shortfall shall have been cured in accordance with the proviso of clause (v) above), to the Series 2010-1 Noteholders (pro rata in accordance with the Commitment Percentages), in respect of principal of the Series 2010-1 Notes, an amount equal to the principal balance of the Series 2010-1 Notes until such time as the principal is fully repaid; (vii) ratably to the Master Servicer, the Back-up Servicer, the Trustee, the Collateral Trustee, and the Series 2010-1 Noteholders, any and all other amounts then owing to such Persons; and (viii) to the Issuer Interest Holders, pari passu, all remaining amounts available for distribution on such date after payment in full of items (i) through (vii) above.
     This Note shall be construed in accordance with and governed by the laws (including Section 5-1401 of the General Obligations Law but otherwise without regard to the conflict of law provisions) of the State of New York.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Note shall not be entitled to any benefit under the Agreement, or be valid for any purpose.
[The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

IMPERIAL SETTLEMENTS FINANCING 2010, LLC
By:	Washington Square Financial, LLC, as its Sole Member

By:	Imperial Holdings, LLC, as its Sole Member

By:
Name:
Title:

Dated: ___________________, 2010

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY, not individually but solely as Trustee
By:
Name:
Title:

SCHEDULE OF EXCHANGES
     THE FOLLOWING EXCHANGES OF A PART OF THIS NOTE HAVE BEEN MADE:

DATE OF EXCHANGE	INCREASE AMOUNT	DECREASE AMOUNT	NEW BALANCE AMOUNT

EXHIBIT A-3
FORM OF SERIES 2010-1 PERMANENT REGULATION S GLOBAL NOTE

CUSIP No. [___________] ISIN No. [___________] Dated _____________, 2010	Authorized Note Amount: Up to $50,000,000* Holder: Cede & Co.

*	THE AGGREGATE PRINCIPAL BALANCE OF THIS SERIES 2010-1 NOTE MAY FROM TIME TO TIME BE INCREASED OR DECREASED AS DESCRIBED HEREIN.
8.39% FIXED RATE ASSET BACKED VARIABLE FUNDING NOTE, SERIES 2010-1
(PERMANENT REGULATIONS)
     THIS SERIES 2010-1 NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND NEITHER THIS SERIES 2010-1 NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, PLEDGED, EXCHANGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SERIES 2010-1 NOTE IS HEREBY NOTIFIED THAT THE TRANSFEROR OF THIS SERIES 2010-1 NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
     THE HOLDER OF THIS SERIES 2010-1 NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) NEITHER THIS SERIES 2010-1 NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, RESOLD, PLEDGED, EXCHANGED OR OTHERWISE TRANSFERRED PRIOR TO (X) THE DATE THAT IS ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT) AFTER THE LATER OF THE DATE OF THE ORIGINAL ISSUANCE AND THE LAST DATE ON WHICH THE ISSUER OR ANY OF THE ISSUER’S AFFILIATES WAS THE OWNER OF THIS SERIES 2010-1 NOTE (OR ANY PREDECESSOR THERETO) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (I) FOR SO LONG AS THE SERIES 2010-1 NOTES ARE ELIGIBLE FOR RESALE UNDER RULE 144A, IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES TO BE A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN THE UNITED STATES TO AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER REGULATION D OF THE SECURITIES ACT) THAT IS ACQUIRING THIS SERIES 2010-1 NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES

ACT, AND THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COLLATERAL TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTES (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE COLLATERAL TRUSTEE), (III) IN OFFSHORE TRANSACTIONS THAT ARE NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO RULE 904 OF REGULATION S THEREUNDER, (IV) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (VI) TO THE ISSUER, IN EACH OF CASES (I) THROUGH (VI) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND SUBJECT TO THE ISSUER’S AND THE COLLATERAL TRUSTEE’S RIGHT PRIOR TO ANY SUCH TRANSFER PURSUANT TO CLAUSES (II), (III) OR (IV) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE ISSUER AND THE COLLATERAL TRUSTEE, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SERIES 2010-1 NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
     THIS NOTE MAY NOT BE ACQUIRED OR SOLD, TRADED OR TRANSFERRED TO ANY PERSON IN RESPECT OF WHICH THE PURCHASE OR HOLDING THEREOF WOULD CONSTITUTE A NON-EXEMPT “PROHIBITED TRANSACTION” UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE. EACH PROSPECTIVE HOLDER SHALL BE REQUIRED TO REPRESENT AND WARRANT THAT IT IS NOT SUCH A PERSON PRIOR TO ITS PURCHASE OF ANY NOTES AND TO THE EXTENT ANY SUCH REPRESENTATION AND WARRANTY IS INCORRECT SUCH SALE SHALL BE RESCINDED AND DEEMED NOT TO HAVE OCCURRED.

No. [__]
IMPERIAL SETTLEMENTS FINANCING 2010, LLC
8.39% FIXED RATE ASSET BACKED VARIABLE FUNDING NOTE, SERIES 2010-1
(PERMANENT REGULATIONS)
     Evidencing the indebtedness of IMPERIAL SETTLEMENTS FINANCING 2010, LLC, a Georgia limited liability company (the “Issuer”), secured by the Series Trust Assets.
     (Not an interest in or a recourse obligation of the Issuer or the Master Servicer or any affiliate of either thereof).
     The Issuer, for value received, hereby promises to pay to Cede & Co., or its registered assigns (the “Series 2010-1 Noteholder”), the aggregate principal balance of the Advances from time to time made by the Series 2010-1 Noteholder in accordance with the terms and conditions set forth in the Master Trust Indenture, dated as of September 24, 2010, among the Issuer, Portfolio Financial Servicing Company, and Wilmington Trust Company (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), as supplemented by the Series 2010-1 Supplement to the Indenture, dated as of September 24, 2010, among the Issuer, Portfolio Financial Servicing Company, and Wilmington Trust Company (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2010-1 Supplement” and, collectively with the Indenture, the “Agreement”) which amount shall be payable in the amounts and at the times set forth in the Agreement and shall be reduced or increased as set forth in the Schedule of Exchanges attached hereto; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on or before January 1, 2057. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Agreement (including, without limitation, in connection with a Permitted Refinancing). The Issuer will pay interest on this Note at the Fixed Note Rate plus, if applicable, the Interest Rate Adjustment. Such interest shall be payable in the manner and at the times set forth in the Agreement. This Note is secured by the Series Trust Assets.
     As more fully set forth in the Series 2010-1 Supplement, Series Trust Assets include all of the Issuer’s right, title and interest in, to and under (i) all of the those certain Receivables set forth on the Lists of Receivables delivered by the Issuer to the Trustee on or before the Closing Date and the Advance Dates in connection with the issuance of the “Notes” (as defined below) and the making of Advances, (ii) all Related Property relating to such Receivables, (iii) all Collections and other amounts scheduled to be received with respect to such Receivables on or after the applicable Cut-Off Date other than such amounts payable to the Claimants as Split Payments in accordance with the related Settlement Purchase Agreements and the Credit Policy Manual, (iv) all proceeds (including, without limitation, “proceeds” as defined in the UCC of the jurisdiction the law of which governs the perfection of the security interest in such Receivables) of any of the foregoing and (v) all monies allocable to Series 2010-1 from time to time on deposit in, and all Eligible Investments and other securities, instruments and other investments purchased from funds allocable to Series 2010-1 on deposit in, any Applicable Settlement Lock-Box Account, the Annuity Collection Account, the Master Collection Account, the Series

Collection Account, the Series Reserve Account, the Series Payment Account and the Trustee’s Account. Repayment of the principal hereof and interest hereunder shall be made solely out of the Series Trust Assets and, if applicable, Permitted Refinancing Proceeds, it being acknowledged and agreed that the holder hereof shall have no recourse therefor to, or rights under or to, any of the other assets of the Issuer.
     This Note does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Note is one of a class of Notes entitled the “8.39% Fixed Rate Asset Backed Variable Funding Notes, Series 2010-1” (the “Notes”), each of which represents the indebtedness of the Issuer, secured by the Series Trust Assets, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Series 2010-1 Noteholder by virtue of the acceptance hereof assents and by which the Series 2010-1 Noteholder is bound. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Series 2010-1 Supplement, or if not defined therein, in the Indenture. In the case of any conflict between terms specified in this Note and terms specified in the Agreement, as amended from time to time, the terms of the Agreement shall govern.
     Upon issuance, the Notes represent the right to receive certain payments. On each Payment Date, the following amounts are to be paid to the following parties and in the following priority, (i) the following amounts to the following parties, pari passu as more fully set forth and subject to the Series 2010-1 Supplement: (a) to the Trustee, the Trustee Fee in respect of the immediately preceding Collection Period; (b) to the Master Servicer (if other than an Affiliated Entity), the Master Servicing Fee (excluding that portion thereof, if any, constituting an Excess Master Servicing Fee) in respect of the immediately preceding Collection Period; and (c) to the Back-up Servicer, the Back-up Servicing Fee in respect of the immediately preceding Collection Period; (ii) to the Series 2010-1 Noteholders (pro rata in accordance with the Commitment Percentages), an amount equal to the Interest Distribution Amount; (iii) prior to the date on which all Series 2010-1 Notes have been irrevocably paid in full, to the Series Reserve Account to the extent such funds are required to increase the balance thereof to the Specified Series Reserve Balance; (iv) to the Master Servicer (if an Affiliated Entity), the Master Servicing Fee in respect of the immediately preceding Collection Period (excluding that portion thereof, if any, constituting an Excess Master Servicing Fee); (v) unless (a) the Collateral Trustee shall have received written notice of the occurrence of any OC Shortfall (which notice shall include receipt by the Collateral Trustee of any Daily Report, Monthly Report or other report evidencing any OC Shortfall) or (b) there has occurred any Event of Default which is continuing, to the Issuer Interest Holders, pari passu, the Issuer Return Amount in respect of the immediately preceding Collection Period; provided, however, that, notwithstanding clause (a), if, subsequent to the occurrence of any OC Shortfall, three consecutive Collection Periods immediately preceding such Payment Date shall have elapsed during which no subsequent OC Shortfall of any kind shall have occurred, the Issuer Return Amount accrued and unpaid during such three Collection Periods (except for any such amount that would not have been available to be paid on any related Payment Date due to insufficient funds) shall be paid to the Issuer Interest Holders, pari passu, out of remaining funds; (vi) following the termination of the Series 2010-1 Revolving Period or the receipt by the Collateral Trustee of written notice of the occurrence of any OC Shortfall

(unless such OC Shortfall shall have been cured in accordance with the proviso of clause (v) above), to the Series 2010-1 Noteholders (pro rata in accordance with the Commitment Percentages), in respect of principal of the Series 2010-1 Notes, an amount equal to the principal balance of the Series 2010-1 Notes until such time as the principal is fully repaid; (vii) ratably to the Master Servicer, the Back-up Servicer, the Trustee, the Collateral Trustee, and the Series 2010-1 Noteholders, any and all other amounts then owing to such Persons; and (viii) to the Issuer Interest Holders, pari passu, all remaining amounts available for distribution on such date after payment in full of items (i) through (vii) above.
     The Issuer may elect, on any Payment Date occurring on or after the date on which the Aggregate Principal Balance of the Notes is reduced to an amount equal to or less than 5% of the Original Series Note Principal Balance, to purchase this Note pursuant to and in accordance with Section 8.01 of the Series 2010-1 Supplement.
     This Note shall be construed in accordance with and governed by the laws (including Section 5-1401 of the General Obligations Law but otherwise without regard to the conflict of law provisions) of the State of New York.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Note shall not be entitled to any benefit under the Agreement, or be valid for any purpose.
[The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

IMPERIAL SETTLEMENTS FINANCING 2010, LLC
By:	Washington Square Financial, LLC, as its Sole
Member

By:	Imperial Holdings, LLC, as its Sole Member

By:
Name:
Title:

Dated: ________________, 2010

CERTIFICATE OF AUTHENTICATION
     This is one of the Notes referred to in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY, not individually but solely as Trustee
By:
Name:
Title:

SCHEDULE OF EXCHANGES
     THE FOLLOWING EXCHANGES OF A PART OF THIS NOTE HAVE BEEN MADE:

DATE OF EXCHANGE	INCREASE AMOUNT	DECREASE AMOUNT	NEW BALANCE AMOUNT

EXHIBIT A-4
FORM OF SERIES 2010-1 CERTIFICATED NOTE

Dated , 2010	Note Amount: Up to $50,000,000*
Holder:

*	THE AGGREGATE PRINCIPAL BALANCE OF THIS SERIES 2010-1 NOTE MAY FROM TIME TO TIME BE INCREASED OR DECREASED AS DESCRIBED HEREIN.
8.39% FIXED RATE ASSET BACKED VARIABLE FUNDING NOTE, SERIES 2010-1 (CERTIFICATED)
     THIS SERIES 2010-1 NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND NEITHER THIS SERIES 2010-1 NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, PLEDGED, EXCHANGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SERIES 2010-1 NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS SERIES 2010-1 NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
     THE HOLDER OF THIS SERIES 2010-1 NOTE REPRESENTS THAT IT IS (A) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT) OR (B) AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPHS (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”) THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) NEITHER THIS SERIES 2010-1 NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, RESOLD, PLEDGED, EXCHANGED OR OTHERWISE TRANSFERRED PRIOR TO (X) THE DATE THAT IS ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT) AFTER THE LATER OF THE DATE OF THE ORIGINAL ISSUANCE AND THE LAST DATE ON WHICH THE ISSUER OR ANY OF THE ISSUER’S AFFILIATES WAS THE OWNER OF THIS SERIES 2010-1 NOTE (OR ANY PREDECESSOR THERETO) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (I) FOR SO LONG AS THE SERIES 2010-1 NOTES ARE ELIGIBLE FOR RESALE UNDER RULE 144A, IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES TO BE A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) AND TO WHOM NOTICE IS

GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) THAT IS ACQUIRING THIS SERIES 2010-1 NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, AND THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COLLATERAL TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SERIES 2010-1 NOTES (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE COLLATERAL TRUSTEE), (III) IN OFFSHORE TRANSACTIONS THAT ARE NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO RULE 904 OF REGULATION S THEREUNDER, (IV) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (VI) TO THE ISSUER, IN EACH OF CASES (I) THROUGH (VI) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND SUBJECT TO THE ISSUER’S AND THE COLLATERAL TRUSTEE’S RIGHT PRIOR TO ANY SUCH TRANSFER PURSUANT TO CLAUSES (II), (III) OR (IV) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE ISSUER AND THE COLLATERAL TRUSTEE, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SERIES 2010-1 NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
     THIS NOTE (OR A BENEFICIAL INTEREST HEREIN) MAY NOT BE TRANSFERRED UNLESS, AFTER GIVING EFFECT TO THE TRANSFER, THE TRANSFEREE IS HOLDING A PRINCIPAL AMOUNT WHICH IS EQUAL TO $500,000 OR INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.
     THIS NOTE MAY NOT BE ACQUIRED OR SOLD, TRADED OR TRANSFERRED TO ANY PERSON IN RESPECT OF WHICH THE PURCHASE OR HOLDING THEREOF WOULD CONSTITUTE A NON-EXEMPT “PROHIBITED TRANSACTION” UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE. EACH PROSPECTIVE HOLDER SHALL BE REQUIRED TO REPRESENT AND WARRANT THAT IT IS NOT SUCH A PERSON PRIOR TO ITS PURCHASE OF ANY NOTES AND TO THE EXTENT ANY SUCH REPRESENTATION AND WARRANTY IS INCORRECT SUCH SALE SHALL BE RESCINDED AND DEEMED NOT TO HAVE OCCURRED.

No. ____
IMPERIAL SETTLEMENTS FINANCING 2010, LLC
8.39% FIXED RATE ASSET BACKED VARIABLE FUNDING NOTE, SERIES 2010-1 (CERTIFICATED)
     Evidencing the indebtedness of Imperial Settlements Financing 2010, LLC, a Georgia limited liability company (the “Issuer”), secured by the Series Trust Assets.
     (Not an interest in or a recourse obligation of the Issuer or the Master Servicer or any affiliate of either thereof).
     The Issuer, for value received, hereby promises to pay to ______________, or its registered assigns (the “Series 2010-1 Noteholder”), the aggregate principal balance of the Advances from time to time made by the Series 2010-1 Noteholder in accordance with the terms and conditions set forth in the Master Trust Indenture, dated as of September 24, 2010, among the Issuer, Portfolio Financial Servicing Company, and Wilmington Trust Company (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), as supplemented by the Series 2010-1 Supplement to the Indenture, dated as of September 24, 2010, among the Issuer, Portfolio Financial Servicing Company, and Wilmington Trust Company (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2010-1 Supplement” and, collectively with the Indenture, the “Agreement”) which amount shall be payable in the amounts and at the times set forth in the Agreement and shall be reduced or increased as set forth in the Schedule of Exchanges attached hereto; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on or before January 1, 2057. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Agreement (including, without limitation, in connection with a Permitted Refinancing). The Issuer will pay interest on this Note at the Fixed Note Rate plus, if applicable, the Interest Rate Adjustment. Such interest shall be payable in the manner and at the times set forth in the Agreement. This Note is secured by the Series Trust Assets.
     As more fully set forth in the Series 2010-1 Supplement, Series Trust Assets include all of the Issuer’s right, title and interest in, to and under (i) all of the those certain Receivables set forth on the Lists of Receivables delivered by the Issuer to the Trustee on or before the Closing Date and the Advance Dates in connection with the issuance of the “Notes” (as defined below) and the making of Advances, (ii) all Related Property relating to such Receivables, (iii) all Collections and other amounts scheduled to be received with respect to such Receivables on or after the applicable Cut-Off Date other than such amounts payable to the Claimants as Split Payments in accordance with the related Settlement Purchase Agreements and the Credit Policy Manual, (iv) all proceeds (including, without limitation, “proceeds” as defined in the UCC of the jurisdiction the law of which governs the perfection of the security interest in such Receivables) of any of the foregoing and (v) all monies allocable to Series 2010-1 from time to time on deposit in, and all Eligible Investments and other securities, instruments and other investments purchased from funds allocable to Series 2010-1 on deposit in, any Applicable Settlement Lock-

Box Account, the Annuity Collection Account, the Master Collection Account, the Series Collection Account, the Series Reserve Account, the Series Payment Account and the Trustee’s Account. Repayment of the principal hereof and interest hereunder shall be made solely out of the Series Trust Assets and, if applicable, Permitted Refinancing Proceeds, it being acknowledged and agreed that the holder hereof shall have no recourse therefor to, or rights under or to, any of the other assets of the Issuer.
     This Note does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Note is one of a class of Notes entitled the “8.39% Fixed Rate Asset Backed Variable Funding Notes, Series 2010-1” (the “Notes”), each of which represents the indebtedness of the Issuer, secured by the Series Trust Assets, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Series 2010-1 Noteholder by virtue of the acceptance hereof assents and by which the Series 2010-1 Noteholder is bound. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Series 2010-1 Supplement, or if not defined therein, in the Indenture. In the case of any conflict between terms specified in this Note and terms specified in the Agreement, as amended from time to time, the terms of the Agreement shall govern.
     Upon issuance, the Notes represent the right to receive certain payments. On each Payment Date, the following amounts are to be paid to the following parties and in the following priority, (i) the following amounts to the following parties, pari passu as more fully set forth and subject to the Series 2010-1 Supplement: (a) to the Trustee, the Trustee Fee in respect of the immediately preceding Collection Period; (b) to the Master Servicer (if other than an Affiliated Entity), the Master Servicing Fee (excluding that portion thereof, if any, constituting an Excess Master Servicing Fee) in respect of the immediately preceding Collection Period; and (c) to the Back-up Servicer, the Back-up Servicing Fee in respect of the immediately preceding Collection Period; (ii) to the Series 2010-1 Noteholders (pro rata in accordance with the Commitment Percentages), an amount equal to the Interest Distribution Amount; (iii) prior to the date on which all Series 2010-1 Notes have been irrevocably paid in full, to the Series Reserve Account to the extent such funds are required to increase the balance thereof to the Specified Series Reserve Balance; (iv) to the Master Servicer (if an Affiliated Entity), the Master Servicing Fee in respect of the immediately preceding Collection Period (excluding that portion thereof, if any, constituting an Excess Master Servicing Fee); (v) unless (a) the Collateral Trustee shall have received written notice of the occurrence of any OC Shortfall (which notice shall include receipt by the Collateral Trustee of any Daily Report, Monthly Report or other report evidencing any OC Shortfall) or (b) there has occurred any Event of Default which is continuing, to the Issuer Interest Holders, pari passu, the Issuer Return Amount in respect of the immediately preceding Collection Period; provided, however, that, notwithstanding clause (a), if, subsequent to the occurrence of any OC Shortfall, three consecutive Collection Periods immediately preceding such Payment Date shall have elapsed during which no subsequent OC Shortfall of any kind shall have occurred, the Issuer Return Amount accrued and unpaid during such three Collection Periods (except for any such amount that would not have been available to be paid on any related Payment Date due to insufficient funds) shall be paid to the Issuer Interest Holders, pari passu, out of remaining funds; (vi) following the termination of the Series 2010-1 Revolving Period or the receipt by the Collateral Trustee of written notice of the occurrence of any OC Shortfall (unless such OC Shortfall shall have been cured in accordance with the proviso of clause (v) above), to the Series 2010-1 Noteholders (pro rata in accordance with the Commitment Percentages), in respect of principal of the Series 2010-1 Notes, an amount equal to the principal balance of the Series 2010-1 Notes until such time as the principal is fully repaid; (vii) ratably to the Master Servicer, the Back-up Servicer, the Trustee, the Collateral Trustee, and the Series 2010-1 Noteholders, any and all other amounts then owing to such Persons; and (viii) to the Issuer Interest Holders, pari passu, all remaining amounts available for distribution on such date after payment in full of items (i) through (vii) above.
     This Note shall be construed in accordance with and governed by the laws (including Section 5-1401 of the General Obligations Law but otherwise without regard to the conflict of law provisions) of the State of New York.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Note shall not be entitled to any benefit under the Agreement, or be valid for any purpose.
[The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

IMPERIAL SETTLEMENTS FINANCING 2010, LLC
By:	Washington Square Financial, LLC, as its Sole Member

By:	Imperial Holdings, LLC, as its Sole Member

By:
Name:
Title:

Dated:                     , 2010

CERTIFICATE OF AUTHENTICATION
     This is one of the Notes referred to in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY, not individually but solely as Trustee
By:
Name:
Title:

SCHEDULE OF EXCHANGES
THE FOLLOWING EXCHANGES OF A PART OF THIS NOTE HAVE BEEN MADE:

DATE OF EXCHANGE	INCREASE AMOUNT	DECREASE AMOUNT	NEW BALANCE AMOUNT

EXHIBIT B
FORM OF SERIES 2010-1 DEFINITIVE NOTE

Dated , 2010	Note Amount: Up to $50,000,000*
Holder:

*	THE AGGREGATE PRINCIPAL BALANCE OF THIS SERIES 2010-1 NOTE MAY FROM TIME TO TIME BE INCREASED OR DECREASED AS DESCRIBED HEREIN.
8.39% FIXED RATE ASSET BACKED VARIABLE FUNDING NOTE, SERIES 2010-1 (DEFINITIVE)
     THIS SERIES 2010-1 NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND NEITHER THIS SERIES 2010-1 NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, PLEDGED, EXCHANGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SERIES 2010-1 NOTE IS HEREBY NOTIFIED THAT THE TRANSFEROR OF THIS SERIES 2010-1 NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
     THE HOLDER OF THIS SERIES 2010-1 NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) NEITHER THIS SERIES 2010-1 NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, RESOLD, PLEDGED, EXCHANGED OR OTHERWISE TRANSFERRED PRIOR TO (X) THE DATE THAT IS ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT) AFTER THE LATER OF THE DATE OF THE ORIGINAL ISSUANCE AND THE LAST DATE ON WHICH THE ISSUER OR ANY OF THE ISSUER’S AFFILIATES WAS THE OWNER OF THIS SERIES 2010-1 NOTE (OR ANY PREDECESSOR THERETO) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (I) FOR SO LONG AS THE SERIES 2010-1 NOTES ARE ELIGIBLE FOR RESALE UNDER RULE 144A, IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES TO BE A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN THE UNITED STATES TO AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER REGULATION D OF THE SECURITIES ACT) THAT IS ACQUIRING THIS SERIES 2010-1 NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES

ACT, AND THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COLLATERAL TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTES (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE COLLATERAL TRUSTEE), (III) IN OFFSHORE TRANSACTIONS THAT ARE NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO RULE 904 OF REGULATION S THEREUNDER, (IV) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (VI) TO THE ISSUER OR DEUTSCHE BANK SECURITIES INC., IN EACH OF CASES (I) THROUGH (VI) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND SUBJECT TO THE ISSUER’S AND THE COLLATERAL TRUSTEE’S RIGHT PRIOR TO ANY SUCH TRANSFER PURSUANT TO CLAUSES (II), (III) OR (IV) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE ISSUER AND THE COLLATERAL TRUSTEE, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SERIES 2010-1 NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
     THIS NOTE MAY NOT BE ACQUIRED OR SOLD, TRADED OR TRANSFERRED TO ANY PERSON IN RESPECT OF WHICH THE PURCHASE OR HOLDING THEREOF WOULD CONSTITUTE A NON-EXEMPT “PROHIBITED TRANSACTION” UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE. EACH PROSPECTIVE HOLDER SHALL BE REQUIRED TO REPRESENT AND WARRANT THAT IT IS NOT SUCH A PERSON PRIOR TO ITS PURCHASE OF ANY NOTES AND TO THE EXTENT ANY SUCH REPRESENTATION AND WARRANTY IS INCORRECT SUCH SALE SHALL BE RESCINDED AND DEEMED NOT TO HAVE OCCURRED.

No. ____
IMPERIAL SETTLEMENTS FINANCING 2010, LLC
8.39% FIXED RATE ASSET BACKED VARIABLE FUNDING NOTE, SERIES 2010-1 (DEFINITIVE)
     Evidencing the indebtedness of Imperial Settlements Financing 2010, LLC, a Georgia limited liability company (the “Issuer”), secured by the Series Trust Assets.
     (Not an interest in or a recourse obligation of the Issuer or the Master Servicer or any affiliate of either thereof).
     The Issuer, for value received, hereby promises to pay to _____________, or its registered assigns (the “Series 2010-1 Noteholder”), the aggregate principal balance of the Advances from time to time made by the Series 2010-1 Noteholder in accordance with the terms and conditions set forth in the Master Trust Indenture, dated as of September 24, 2010, among the Issuer, Portfolio Financial Servicing Company, and Wilmington Trust Company (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), as supplemented by the Series 2010-1 Supplement to the Indenture, dated as of September 24, 2010, among the Issuer, Portfolio Financial Servicing Company, and Wilmington Trust Company (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2010-1 Supplement” and, collectively with the Indenture, the “Agreement”) which amount shall be payable in the amounts and at the times set forth in the Agreement and shall be reduced or increased as set forth in the Schedule of Exchanges attached hereto; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on or before January 1, 2057. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Agreement (including, without limitation, in connection with a Permitted Refinancing). The Issuer will pay interest on this Note at the Fixed Note Rate plus, if applicable, the Interest Rate Adjustment. Such interest shall be payable in the manner and at the times set forth in the Agreement. This Note is secured by the Series Trust Assets.
     As more fully set forth in the Series 2010-1 Supplement, Series Trust Assets include all of the Issuer’s right, title and interest in, to and under (i) all of the those certain Receivables set forth on the Lists of Receivables delivered by the Issuer to the Trustee on or before the Closing Date and the Advance Dates in connection with the issuance of the “Notes” (as defined below) and the making of Advances, (ii) all Related Property relating to such Receivables, (iii) all Collections and other amounts scheduled to be received with respect to such Receivables on or after the applicable Cut-Off Date other than such amounts payable to the Claimants as Split Payments in accordance with the related Settlement Purchase Agreements and the Credit Policy Manual, (iv) all proceeds (including, without limitation, “proceeds” as defined in the UCC of the jurisdiction the law of which governs the perfection of the security interest in such Receivables) of any of the foregoing and (v) all monies allocable to Series 2010-1 from time to time on deposit in, and all Eligible Investments and other securities, instruments and other investments purchased from funds allocable to Series 2010-1 on deposit in, any Applicable Settlement Lock-

Box Account, the Annuity Collection Account, the Master Collection Account, the Series Collection Account, the Series Reserve Account, the Series Payment Account and the Trustee’s Account. Repayment of the principal hereof and interest hereunder shall be made solely out of the Series Trust Assets and, if applicable, Permitted Refinancing Proceeds, it being acknowledged and agreed that the holder hereof shall have no recourse therefor to, or rights under or to, any of the other assets of the Issuer.
     This Note does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. This Note is one of a class of Notes entitled the “8.39% Fixed Rate Asset Backed Variable Funding Notes, Series 2010-1” (the “Notes”), each of which represents the indebtedness of the Issuer, secured by the Series Trust Assets, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Series 2010-1 Noteholder by virtue of the acceptance hereof assents and by which the Series 2010-1 Noteholder is bound. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Series 2010-1 Supplement, or if not defined therein, in the Indenture. In the case of any conflict between terms specified in this Note and terms specified in the Agreement, as amended from time to time, the terms of the Agreement shall govern.
     Upon issuance, the Notes represent the right to receive certain payments. On each Payment Date, the following amounts are to be paid to the following parties and in the following priority, (i) the following amounts to the following parties, pari passu as more fully set forth and subject to the Series 2010-1 Supplement: (a) to the Trustee, the Trustee Fee in respect of the immediately preceding Collection Period; (b) to the Master Servicer (if other than an Affiliated Entity), the Master Servicing Fee (excluding that portion thereof, if any, constituting an Excess Master Servicing Fee) in respect of the immediately preceding Collection Period; and (c) to the Back-up Servicer, the Back-up Servicing Fee in respect of the immediately preceding Collection Period; (ii) to the Series 2010-1 Noteholders (pro rata in accordance with the Commitment Percentages), an amount equal to the Interest Distribution Amount; (iii) prior to the date on which all Series 2010-1 Notes have been irrevocably paid in full, to the Series Reserve Account to the extent such funds are required to increase the balance thereof to the Specified Series Reserve Balance; (iv) to the Master Servicer (if an Affiliated Entity), the Master Servicing Fee in respect of the immediately preceding Collection Period (excluding that portion thereof, if any, constituting an Excess Master Servicing Fee); (v) unless (a) the Collateral Trustee shall have received written notice of the occurrence of any OC Shortfall (which notice shall include receipt by the Collateral Trustee of any Daily Report, Monthly Report or other report evidencing any OC Shortfall) or (b) there has occurred any Event of Default which is continuing, to the Issuer Interest Holders, pari passu, the Issuer Return Amount in respect of the immediately preceding Collection Period; provided, however, that, notwithstanding clause (a), if, subsequent to the occurrence of any OC Shortfall, three consecutive Collection Periods immediately preceding such Payment Date shall have elapsed during which no subsequent OC Shortfall of any kind shall have occurred, the Issuer Return Amount accrued and unpaid during such three Collection Periods (except for any such amount that would not have been available to be paid on any related Payment Date due to insufficient funds) shall be paid to the Issuer Interest Holders, pari passu, out of remaining funds; (vi) following the termination of the Series 2010-1 Revolving Period or the receipt by the Collateral Trustee of written notice of the occurrence of any OC Shortfall (unless such OC Shortfall shall have been cured in accordance with the proviso of clause (v) above), to the Series 2010-1 Noteholders (pro rata in accordance with the Commitment Percentages), in respect of principal of the Series 2010-1 Notes, an amount equal to the principal balance of the Series 2010-1 Notes until such time as the principal is fully repaid; (vii) ratably to the Master Servicer, the Back-up Servicer, the Trustee, the Collateral Trustee, and the Series 2010-1 Noteholders, any and all other amounts then owing to such Persons; and (viii) to the Issuer Interest Holders, pari passu, all remaining amounts available for distribution on such date after payment in full of items (i) through (vii) above.
     This Note shall be construed in accordance with and governed by the laws (including Section 5-1401 of the General Obligations Law but otherwise without regard to the conflict of law provisions) of the State of New York.
     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Note shall not be entitled to any benefit under the Agreement, or be valid for any purpose.
[The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

IMPERIAL SETTLEMENTS FINANCING 2010, LLC
By:	Washington Square Financial, LLC, as its Sole Member

By:	Imperial Holdings, LLC, as its Sole Member

By:
Name:
Title:

Dated:                     , 2010

CERTIFICATE OF AUTHENTICATION
          This is one of the Notes referred to in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY, not individually but solely as Trustee
By:
Name:
Title:

SCHEDULE OF EXCHANGES
THE FOLLOWING EXCHANGES OF A PART OF THIS NOTE HAVE BEEN MADE:

DATE OF EXCHANGE	INCREASE AMOUNT	DECREASE AMOUNT	NEW BALANCE AMOUNT

EXHIBIT C
Form of Eligibility and Substitution/Repurchase Certificate
WASHINGTON SQUARE FINANCIAL, LLC
PPF Holdings II Ltd., as the Series 2010-1 Noteholder
Ladies and Gentlemen:
          Imperial Holdings, LLC, a Florida limited liability company (the “Sole Member”) acting in its capacity as the sole member of Washington Square Financial, LLC, a Georgia limited liability company (the “Seller”), DOES HEREBY CERTIFY that:
          1. This certificate is being provided to you in connection with Section 5.01(d) of that certain Series 2010-1 Supplement to the Master Trust Indenture, dated as of September 24, 2010 (the “Supplement”), by and among Imperial Settlements Financing 2010, LLC, a Georgia limited liability company (the “Issuer”), Portfolio Financial Servicing Company, a Delaware corporation, as initial master servicer (the “Master Servicer”), and Wilmington Trust Company, a Delaware banking corporation, as trustee (in such capacity, the “Trustee”) and as collateral trustee (in such capacity, the “Collateral Trustee”), entered into pursuant to that certain Master Trust Indenture, dated as of September 24, 2010 (as amended, supplemented or otherwise modified from time to time (without regard to the Supplement or “Supplements” for any other Series), the “Indenture” and, together with the Supplement, the “Agreement”), among the Issuer, the Initial Master Servicer, the Trustee and the Collateral Trustee. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Agreement.
          2. The Seller represents and warrants that each Series Receivable previously sold by it to the Issuer (as defined below) constitutes an Eligible Receivable (as defined in the Agreement) as of the Closing Date;
          3. The Seller has agreed to substitute or repurchase the applicable Series Receivables from the Issuer in accordance with the terms of the Issuer Purchase Agreement to the extent that the representations and warranties made by the Seller thereunder in respect of such Receivables are proven to have been false as of the date made.
[remainder of page intentionally left blank]

     IN WITNESS WHEREOF, I have hereunto set my hand this ___ th day of _____________, 2010.

WASHINGTON SQUARE FINANCIAL, LLC

By:	Imperial Holdings, LLC, as its sole member

By:
Name:
Title:

EXHIBIT D
Form of Advance Request
[Date]
PPF Holdings II Ltd.,
as Series 2010-1 Noteholder
c/o Director of Group Legal
Partner Reinsurance Company Ltd.
Wellesley House
90 Pitts Bay Road
Pembroke HM 08 Bermuda
Wilmington Trust Company,
as Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Capital Markets
Reference is hereby made to (i) the Master Trust Indenture, dated as of September 24, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among Imperial Settlements Financing 2010, LLC, as issuer (the “Issuer”), Portfolio Financial Servicing Company, as master servicer (the “Master Servicer”), and Wilmington Trust Company, as trustee (the “Trustee”), and (ii) the Series 2010-1 Supplement to the Indenture, dated as of September 24, 2010, among the Issuer, the Master Servicer and the Trustee (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2010-1 Supplement” and, collectively with the Indenture, the “Agreement”). Capitalized terms used in this notice and not otherwise defined herein shall have the meanings assigned thereto or incorporated by reference in the Agreement.
This notice constitutes the Advance Request required in connection with an Advance pursuant to Section 2.04 of the Series 2010-1 Supplement.
The Issuer hereby requests the Series 2010-1 Noteholder to make an Advance on [__________] (the “Advance Date”) in the aggregate amount of $[________] (the “Requested Advance Amount”).
The Issuer hereby certifies that:
          (i) the proposed Advance Date occurs during the Series 2010-1 Revolving Period;

          (ii) the Requested Advance Amount does not exceed the product of (x) the Aggregate Discounted Receivables Balance (calculated as of such Advance Date) of the Receivables to be financed with the proceeds of such Advance and (y) the Advance Rate;
          (iii) the Requested Advance Amount is at least equal to the Minimum Advance Amount;
          (iv) the Requested Advance Amount does not exceed the Maximum Advance Amount;
          (v) after giving effect to the Advance, the Aggregate Principal Balance of the Series 2010-1 Note will not exceed the Series 2010-1 Maximum Amount;
          (vi) the Advance will not result in the occurrence of an Event of Default, a Potential Event of Default or a Series Event of Default;
          (vii) the Issuer has given the Series 2010-1 Noteholders and the Trustee the List of Receivables describing the Receivables to be financed with the proceeds of such Advance;
          (viii) all of the conditions precedent to the transfer of the Receivables to be financed with the proceeds of such Advance from the Seller to the Issuer under the Issuer Purchase Agreement have been satisfied; and
          (ix) all of the representations and warranties made by each of the Issuer, the Master Servicer and the Seller in each Operative Document to which it is a party will be true and correct in all material respects on and as of such Advance Date, both before and after giving effect to such Advance, as if made on and as of such date (except to the extent such representations and warranties are expressly made as of another date).

          IN WITNESS WHEREOF, the undersigned has caused this Advance Request to be executed as of the date first above written.

IMPERIAL SETTLEMENTS FINANCING 2010, LLC
By:	Washington Square Financial, LLC, as its Sole Member

By:	Imperial Holdings, LLC, as its Sole Member

By:
Name:
Title: